UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Cameron International Corporation
(Name of Registrant as Specified In Its Charter)

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Welcome to the Cameron International Corporation Stockholder Meeting

To the Stockholders of Cameron International Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of Cameron International Corporation to be held on Friday, May 16, 2014, at Cameron's corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, commencing at 10:00 a.m.

At this year's Annual Meeting, you will be asked to vote on a number of items more fully addressed in our Notice of Annual Meeting of Stockholders, including the election of directors, ratification of the appointment of the Company's independent registered public accountants, and our 2013 executive compensation.

We know that most of our stockholders will not be attending the Annual Meeting in person. As a result, Cameron's Board of Directors is soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. If you do not plan to attend, please vote your shares by Internet, by telephone, or, if you received our proxy material by mail, by returning the accompanying proxy card, as soon as possible so that your shares will be voted at the meeting. Instructions on how to vote can be found in our Proxy Statement.

Your vote is important. At Cameron's last annual meeting, in May 2013, approximately 90 percent of our shares of common stock were represented in person or by proxy.

We welcomed H. Paulett Eberhart, Chief Executive Officer of CDI Corporation (NYSE:CDI), to our Board of Directors in December, 2013. Paulett's knowledge of technical industries, her experience in the oil and gas industry and her history of leadership in world-class organizations will be valuable to Cameron and its stockholders. We also want to thank our Lead Director, David Ross, who is retiring this year, for his years of dedicated service and leadership on Cameron's Board.

Thank you for your continued support of and interest in Cameron.

Very truly yours,

Jack B. Moore Chairman of the Board
March 31, 2014

 2014 Proxy Statement

   FELLOW SHAREHOLDERS,

 Cameron combines a commitment
to core values,
 excellence in manufacturing and
technological innovation to create
the flow control technology that
 energizes the world.
Our passion for
 excellenceand best-in-class execution
resulted in record orders and
revenues in 2013.
Shareholders benefitted directly from
this success and from our
record share repurchase activity.
Cameron remains committed
to our employee engagement strategy,
excellence in governance and social
responsibility.	Core Values Core Purpose

 2014 Proxy Statement

Notice of Annual Meeting of Stockholders

May 16, 2014	Cameron Corporate Headquarters
10:00 a.m.	1333 West Loop South, Suite 1700 Houston, Texas 77027

Items of Business

1.	To elect seven director nominees to our Board of Directors.
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for 2014.
3.	To conduct an advisory vote on our 2013 executive compensation.
4.	To transact any other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Record Date    March 21, 2014

Annual Report    Cameron's Annual Report to Stockholders for the year ended December 31, 2013, which is not a part of the proxy solicitation materials, is available on our website at www.c-a-m.com/investors. If you received a printed copy of the proxy materials, a printed Annual Report was enclosed.

Notice Regarding the Availability of Proxy Materials    On or about March 31, 2014, we mailed to stockholders who have not elected to receive printed versions of our proxy materials a Notice informing them of the Internet availability of our 2014 proxy materials and providing instructions on how to access those materials and vote.

Proxy Voting    Stockholders of record may vote in person at the meeting, but may also appoint proxies to vote their shares in one of three ways, by:

Internet	Telephone	Mail

www.envisionreports.com/CAM Vote 24/7	1-800-652-VOTE (8683)	Cast your ballot, sign your proxy card and send by pre-paid mail

Stockholders whose shares are held by a bank, broker or other holder of record may appoint proxies to vote their shares on their behalf as instructed by that bank, broker or other holder of record.

Any proxy may be revoked at any time prior to its exercise at the meeting by following the procedures described in the proxy solicitation materials.

By Order of the Board of Directors,

Grace B. Holmes Vice President, Corporate Secretary and Chief Governance Officer
March 31, 2014

 2014 Proxy Statement

 2014 Proxy Statement

Proxy Summary Information

This Summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This is a summary only and does not contain all of the information we have included in our 2014 Proxy Statement. You should refer to the full Proxy Statement that follows for more information about us and the proposals you are being asked to consider.

Business Highlights

The graphs below provide a "snapshot" of our performance in 2013 versus the previous five years.

  2014 Proxy Statement       i

Proxy Summary Information

The following table shows a comparison of our TSR performance with that of the weighted average TSR performance of our compensation peer group and the S&P 500 for 2013 and the previous years, along with a comparison of our CEO's total compensation to these performances for the same period.

COMPARISON OF CEO COMPENSATION TO TSR PERFORMANCE

 Executive Compensation Decisions

When determining the annual incentive compensation to be paid to our executives, the Compensation Committee, while recognizing the performance summarized in the "snapshot" charts above, took into consideration Cameron's 2013 TSR performance relative to that of its peer group and exercised negative discretion to reduce payouts, including a reduction of 22.1% with respect to the CEO. This determination, when combined with 1) the Committee's acceptance of Management's recommendation that the executive leadership team forego payment of a portion of their target bonuses that would have been earned due to performance against the Safety goal, and 2) the failure to meet the corporate Employee Engagement goal, resulted in the reduction of the CEO's annual incentive compensation to 49.8% of target.

Corporate Governance Highlights

Our governance principles and practices include a number of policies and structures that we believe are "best practices" in corporate governance, including:

•
Independent Lead Director who participates in the process of preparing meeting agendas and schedules and presides over executive sessions of the Board of Directors;

•
Declassified board with annual election of directors upon expiration of their current terms, begun in 2013;

•
Executive sessions with only independent directors present at each meeting of the Board and Board Committees;

•
An independent executive compensation consultant hired by and reporting to the Compensation Committee;

•
Majority voting in connection with elections of directors;

•
Minimum stock ownership guidelines applicable to directors and executive officers;

•
Policy prohibiting pledging and hedging transactions involving our common stock by executive officers, directors and key employees; and

•
No excise tax gross-ups for directors and executive officers.

 ii       2014 Proxy Statement

Proxy Summary Information

Proposals for Stockholder Action

Below is a summary of the proposals on which you are being asked to vote. Please review the more complete information regarding these proposals included in this Proxy Statement.

		For More Information	Board Recommendation
Proposal 1: Election of Directors		Pages 7-16	For
H. Paulett Eberhart	Michael E. Patrick
Peter J. Fluor	Jon Erik Reinhardsen
James T. Hackett	Bruce W. Wilkinson
Jack B. Moore
Proposal 2:		Page 30	For
Ratification of Appointment of Independent Registered Public Accountants for 2014
Proposal 3:		Page 34	For
Advisory Vote on our 2013 Executive Compensation

Recommendations of the Board of Directors Regarding the Proposals

Our Board unanimously recommends that you vote:

1.
" FOR" each of the director nominees named in the Proxy Statement;
2.
" FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for 2014; and
3.
" FOR" the proposal to approve, on an advisory basis, our 2013 executive compensation.

Communicating with the Board of Directors

Any interested party can communicate with our Board of Directors, any individual director or groups of directors by sending a letter addressed to the Board of Directors as a whole, to the individual director or to a group of directors, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027 or by email to stockholderservices@c-a-m.com.

Governance Documents

Governance documents, such as the Corporate Governance Principles, the Board Committee Charters, the Lead Director Charter, the Code of Ethics for Directors, the Code of Ethics for Senior Financial Officers, and the Code of Conduct for Employees, can be found in the "Governance" and "Compliance" sections of our website: www.c-a-m.com. Please note that documents and information on our website are not incorporated into this Proxy Statement by reference. These documents are also available at no cost in print by writing to the Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027 or by email to the address above.

Information about the Notice of Internet Availability of Proxy Materials

Pursuant to Securities and Exchange Commission ("SEC") rules and regulations, we have provided a notice regarding Internet access to our proxy materials, including our 2013 Annual Report, to stockholders of record who have not elected to receive our proxy materials by mail. The Notice Regarding the Availability of Proxy Materials contains instructions on how you can access our proxy materials over the Internet as well as on how to request a printed copy. If you received such a notice, you will not receive a printed copy of our proxy materials unless you request one.

If you wish to receive our proxy materials by mail in the future, you can so choose by following the instructions in the Notice. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholders who hold their shares in "street-name" (i.e., in the name of a bank, broker or other holder of record), will receive a Notice regarding the availability of proxy materials directly from their bank, broker or other holder of record.

Important Notice Regarding the Availability of Proxy Materials for the 2014 Annual Meeting of Stockholders to Be Held on May 16, 2014

Our 2014 Proxy Statement and 2013 Annual Report are available free of charge on our website.
Go to www.c-a-m.com, click on "Investors" and click on "Annual Reports and Proxy Statements"

  2014 Proxy Statement       iii

Proxy Statement for the Annual Meeting of Stockholders

May 16, 2014

This Proxy Statement, and the accompanying proxy/voting instruction card ("proxy card"), are being made available to stockholders of record of Cameron International Corporation ("Cameron") by Cameron's Board of Directors (the "Board") in connection with its solicitation of proxies to be used at Cameron's 2014 Annual Meeting of Stockholders scheduled to be held on May 16, 2014, or any postponements and adjournments thereof (the "Annual Meeting" or the "Meeting"). This Proxy Statement and any accompanying proxy card were first made available to stockholders beginning March 31, 2014.

PLEASE VOTE
			Board Recommendation
Proposal	1	To elect seven director nominees to our Board of Directors.	For
	2	To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for 2014.	For
	3	To approve, on an advisory basis, our 2013 executive compensation.	For

Internet	Telephone	Mail

www.envisionreports.com/CAM Vote 24/7	1-800-652-VOTE (8683)	Cast your ballot, sign your proxy card and send by pre-paid mail
Visit www.envisionreports.com/CAM. You will need the 15 digit number included in your proxy card, voter instruction form or notice.	Call 1-800-652-VOTE (8683) or the number on your voter instruction form. You will need the 15 digit number included in your proxy card, voter instruction form or notice.	Send your completed and signed proxy card or voter instruction form to the address on your proxy card or voter instruction form.

  2014 Proxy Statement       1

Questions and Answers About the Annual Meeting and Voting

Why am I receiving these materials?

A Notice of Annual Meeting of Stockholders or Notice Regarding the Availability of Proxy Materials has been provided to you because you are a Cameron stockholder and because the Board is soliciting your proxy to vote your shares at our upcoming Annual Meeting.

What is the purpose of the Annual Meeting?

At the Meeting, our stockholders will act on the matters outlined in the Notice of Annual Meeting of Stockholders on the cover page of this Proxy Statement.

Where can I find more information about proxy voting?

The SEC has created an educational website where you can learn more about proxy voting: www.sec.gov/spotlight/proxymatters.shtml.

Who is entitled to vote at the Meeting?

Owners of shares of the common stock of Cameron (the "Common Stock") at the close of business on March 21, 2014 (the "Record Date"), are entitled to vote at and participate in the Annual Meeting.

Participants in our retirement savings plans and our company-sponsored Individual Account Retirement Plan, (collectively, "Retirement Plans" or "Plans") may give voting instructions with respect to the Common Stock credited to their accounts in the Plans to the Plans' trustees who have the actual voting power over the Common Stock in the Plans.

What are the voting rights of holders of Common Stock?

Each outstanding share of Common Stock will be entitled to one vote on each matter to come before the Meeting.

What happens if additional matters are presented at the Meeting?

If another proposal is properly presented for consideration at the Meeting, the persons named in the proxy card will vote as recommended by the Board or, if no recommendation is given, these persons will exercise their discretion in voting on the proposal.

How can shares be voted?

Shares of Common Stock can be voted in person at the Meeting or they can be voted by proxy or voting instructions can be given, in one of three ways, by:

Internet	Telephone	Mail

The instructions for each are on the proxy card, in the Notice Regarding the Availability of Proxy Materials, or on the voting form enclosed with the proxy from the applicable trustee, bank or brokerage firm.

How will votes be counted?

For shares held in your own name, votes will be counted as directed, except when no choice for any particular matter is made. In that case, and only for the matter for which no choice is indicated, the shares will be voted as recommended by the Board unless the shares are held in one of the Retirement Plans. If held in one of these Plans, they will be voted in the same proportion as the other shares in the Retirement Plans have been voted.

For shares held indirectly through a bank, broker or other holder of record, unless you give your broker, bank or other holder of record specific instructions, your shares will not be voted on any of the proposals other than Proposal 2. Under the New York Stock Exchange ("NYSE") rules that govern voting by brokers of shares held in street name, brokers have the discretion to vote these shares only on routine matters, but not on non-routine matters, as defined by those rules. The only matter that will be voted on that is considered routine under these rules is Proposal 2, the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accountants for fiscal year 2014.

What vote is required for approval?

With regard to Proposal 1 (election of directors), the affirmative vote of the majority of the votes cast at the meeting is required by our Bylaws for the election of a director in an uncontested election.

The affirmative vote of the majority of shares of common stock of the Company represented and entitled to vote at the meeting is required for approval of Proposal 2 (ratification of the appointment of the independent registered public accountants) and Proposal 3 (advisory vote on 2013 executive compensation). The votes on Proposals 2 and 3, however, are advisory in nature and will not be binding on our company or the Board.

 2       2014 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is a broker non-vote and what is the effect of a broker non-vote?

A "broker non-vote" occurs when a stockholder who holds shares indirectly does not give instructions to the holder of record on how the stockholder wants his or her shares voted, but the holder of record exercises its discretionary authority under the rules of the NYSE to vote on one or more, but not all, of the proposals. In such a case, a "broker non-vote" occurs with respect to the proposals not voted on. Shares represented by "broker non-votes" will, however, be counted in determining whether a quorum is present.

In the absence of instructions from the stockholder, the holder of record may only exercise its discretionary authority and vote the shares it holds as a holder of record on Proposal 2 (the ratification of the appointment of the independent registered public accountants), and does not have the discretionary authority to vote them on any of the other Proposals.

Therefore, if you are a street-name stockholder who holds shares indirectly, your shares will not be voted on any Proposal for which you do not give your broker, bank or other holder of record instructions on how to vote.

What is an abstention and what is the effect of an abstention?

If you do not desire to vote on any proposal nor have your shares voted as provided for in the immediately preceding answer, you may abstain from voting by marking the appropriate space on the proxy card or by following the telephone or Internet instructions. Shares voted as abstaining will be counted as present for the purpose of establishing a quorum and, with respect to Proposals 2 and 3, for the purpose of determining the number of votes needed for approval of the Proposals before the Meeting.

Abstentions will have the effect of a negative vote for Proposals 2 and 3.

What constitutes a quorum?

The presence at the Meeting of the holders of a majority of the shares of the Common Stock outstanding on the Record Date, in person or by proxy, will constitute a quorum,

permitting business to be conducted at the Meeting. As of the Record Date, 209,843,886 shares of Common Stock, representing the same number of votes, were outstanding. Therefore, the presence, in person or by proxy, of the holders of Common Stock representing at least 104,921,944 votes will be required to establish a quorum.

What shares will be considered "present" at the Meeting?

The shares voted at the Meeting, shares properly voted by Internet or telephone, and shares for which properly signed proxy cards have been returned will be counted as "present" for purposes of establishing a quorum. Proxies containing instructions to abstain on one or more matters, those voted on one or more matters and those containing broker non-votes will be included in the calculation of the number of votes considered to be present at the Meeting.

How can a proxy be revoked?

You can revoke a proxy at any time prior to a vote at the Meeting by:

•
notifying the Secretary of the Company in writing;

•
signing and returning a proxy with a later date; or

•
subsequent vote by Internet or telephone.

Shares held indirectly in the name of a bank, broker or other institution may be revoked pursuant to the instructions provided by such institution.

Who will count the votes?

The Company has hired a third party, Computershare Trust Company, N.A., to determine whether or not a quorum is present at the Meeting and to tabulate votes cast.

Where can I find the results of the voting?

The voting results will be announced at the Meeting and filed on a Current Report on Form 8-K with the Securities and Exchange Commission ("SEC") within four business days following the Meeting.

  2014 Proxy Statement       3

Voting Securities and Principal Holders

Security Ownership of Certain Beneficial Owners

The following table lists the stockholders known by us to have been the beneficial owners of more than 5% of the Common Stock outstanding as of December 31, 2013, and entitled to be voted at the Meeting:

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Beneficial Ownership	Percent of Common Stock
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	14,781,952	(1)	6.2%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	12,577,213	(2)	5.3%
The Vanguard Group 100 Vanguard Blvd Malvern, PA 19355	11,895,513	(3)	5.0%

(1)
According to a Schedule 13G filed with the SEC by BlackRock Inc. ("BlackRock") on January 28, 2014, BlackRock had sole voting power over 12,605,894 shares of Common Stock and sole dispositive power over 14,781,952 shares of Common Stock. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Stock of the Company, but no one person's interest is more than five percent of the total outstanding Common Stock.

(2)
Pursuant to the instructions in Item 7 of Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 14, 2014 by FMR LLC as of December 31, 2013, Fidelity Management and Research Company ("Fidelity"), 245 Summer Street, Boston, Massachusetts 021210, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 (the "40 Act"), is the beneficial owner of 7,597,192 shares or 3.194% of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the 40 Act. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 7,597,192 shares owned by the funds.

Fidelity SelectCo, LLC ("SelectCo"), 1225 17th Street, Suite 1100, Denver, Colorado 80202, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment

Advisers Act of 1940, is the beneficial owner of 2,646,804 shares or 1.113% of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the "SelectCo Funds").

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

Fidelity Management Trust Company, 245 Summer Street, Boston, Massachusetts 02210, a wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of

 4       2014 Proxy Statement

VOTING SECURITIES AND PRINCIPAL HOLDERS

1934, is the beneficial owner of 75,104 shares or 0.032% of the Common Stock outstanding of the Company as a result of its serving as investment manager of the institutional account(s).

Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management Trust Company, each has sole dispositive power over 75,104 shares and sole power to vote or to direct the voting of 75,104 shares of Common Stock owned by the institutional account(s) as reported above.

Strategic Advisers, Inc., 245 Summer Street, Boston, MA 02210, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR LLC's beneficial ownership includes 15,765 shares, or 0.007%, of the Common Stock outstanding of the Company, beneficially owned through Strategic Advisers, Inc.

Pyramis Global Advisors, LLC ("PGALLC"), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 53,040 shares or 0.022% of the outstanding Common Stock of the Company as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares.

Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 53,040 shares and sole power to vote or to direct the voting of 53,040 shares of Common Stock owned by the institutional accounts or funds advised by PGALLC as reported above.

Pyramis Global Advisors Trust Company ("PGATC"), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 1,059,320 shares or 0.445% of the outstanding Common Stock of the Company as a result of its serving as investment manager of institutional accounts owning such shares.

Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 1,059,320 shares and sole power to vote or to direct the voting of 895,833 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above.

Crosby Advisors LLC, 11 Keewaydin Drive, Suite 200, Salem, New Hampshire, 03079, a wholly-owned subsidiary of Crosby Company of

New Hampshire LLC ("CCNH"), is the beneficial owner of 3,500 shares or 0.001% of the Common Stock outstanding of the Company as a result of providing investment advisory services to individuals, trusts and limited liability entities. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, directly or indirectly, own CCNH.

FIL Limited ("FIL"), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), is the beneficial owner of 1,126,488 shares or 0.474% of the Common Stock outstanding of the Company.

Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals.

FMR LLC and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934 (the "1934" Act) and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other corporation within the meaning of Rule 13d-3 promulgated under the 1934 Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR LLC is making this filing on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

(3)
According to a Schedule 13G filed with the SEC by The Vanguard Group ("Vanguard") on February 11, 2014, Vanguard Fiduciary Trust Company ("VFTC"), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 306,580 shares or 0.12% of the Common Stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts.

Vanguard Investments Australia, Ltd. ("VIA"), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 148,638 shares or 0.06% of the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

  2014 Proxy Statement       5

VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Management

The following table sets forth, as of December 31, 2013, unless otherwise noted, the number of shares of Common Stock beneficially owned (as defined by the SEC) by each current director and each executive officer named in the Summary Compensation Table included herein who is not also a director, and by all directors and executive officers as a group.

Directors	Number of Shares of Common Stock Owned	Number of Shares That May Be Acquired By Options Exercisable Within 60 Days(1)	Total	Percent of Class
C. Baker Cunningham	82,942	0	82,942	*
H. Paulett Eberhart	1,880	0	1,880	*
Sheldon R. Erikson	1,041,292	0	1,041,292	*
Peter J. Fluor	71,898	0	71,898	*
Douglas L. Foshee	33,362	0	33,362	*
James T. Hackett	7,790	0	7,790	*
Rodolfo Landim	11,819	0	11,819	*
Jack B. Moore(2)	306,613	872,883	1,179,496	*
Michael E. Patrick	58,256	0	58,256	*
Jon Erik Reinhardsen	28,058	0	28,058	*
David Ross	42,256	0	42,256	*
Bruce W. Wilkinson	36,598	0	36,598	*
Executive Officers Named in the Summary Compensation Table Other Than Those Listed Above:
Charles M. Sledge(2)	111,554	219,738	331,292	*
John D. Carne(2)	76,355	185,172	261,527	*
William C. Lemmer(2)	60,179	152,348	212,527	*
James E. Wright	55,771	139,685	195,456	*
All directors and executive officers as a group (19 persons, including those named above)	2,733,358	3,298,551	6,031,909	2.9

*
Indicates ownership of less than one percent of Common Stock outstanding.

(1)
As defined by the rules of the SEC, securities beneficially owned for this purpose include securities that the above persons have the right to acquire at any time within 60 days after December 31, 2013.

(2)
Includes shares held in our Retirement Savings Plan as of December 31, 2013.

 6       2014 Proxy Statement

Proposal 1 — Election of Directors

Our Certificate of Incorporation (the "Certificate") provides for the annual election of directors. Prior to May 2012, the Certificate provided for a Board divided into three classes, with members serving staggered three-year terms. In May 2012, our stockholders approved a Board-sponsored amendment to the Certificate declassifying the Board and providing for the annual election of all directors. Directors elected in 2013 and later are elected to one-year terms. Directors elected in May 2012 will fulfill their three-year terms pursuant to the terms of their re-election under the previous classified board structure. The Certificate also provides for a Board of between five and fifteen members. The current number of authorized directors is twelve.

The directors nominated for election for a one-year term at this Annual Meeting are: H. Paulett Eberhart, Peter J. Fluor, James T. Hackett, Jack B. Moore, Michael E. Patrick, Jon Erik Reinhardsen and Bruce W. Wilkinson.

Our Bylaws provide that directors are elected by a majority of the votes cast in the election, except in the case where there are more director nominees than open board seats. Should an incumbent director nominee be required, but fail, to receive a majority of the votes cast in the election, under the terms of our director resignation policy that director must submit his or her resignation to our Nominating and Governance Committee within five days of the election. The Committee will have 45 days from the election to accept or reject the resignation. In making its decision, the Committee may consider all factors it deems relevant, including the stated reason(s) why the stockholders voted against or withheld votes from the director's election or re-election, whether the underlying reason for the failure to receive a majority vote is a Cameron matter that could be cured, the qualifications of the director, and whether the resignation would be in the best interests of our company and our stockholders. The full Board will then have an additional 30 days to consider the Committee's recommendation. The Board's decision and its reasons for that decision will be disclosed on a Current Report on Form 8-K filed with the SEC within four business days following the decision.

THE BOARD RECOMMENDS that stockholders vote "FOR" the election of each of the nominees.

  2014 Proxy Statement       7

Selection Criteria and Qualifications of Director Candidates

Director Selection Process

The Nominating and Governance Committee is responsible for developing the Board's slate of candidates for director nominees for election by our stockholders, which the Committee then recommends to the Board for its consideration. The Committee customarily engages the services of a third-party search firm to assist in the identification or evaluation of director candidates.

The Nominating and Governance Committee determines the required selection criteria and qualifications for director nominees based upon our needs at the time nominees are considered. The Committee determines these needs in relation to the composition of the Board evaluated as a whole. The Committee's primary objective is to assemble a group that can effectively work together using its diversity of experience and perspectives to see that our company is well managed and represents the interests of our company and our stockholders. The qualifications the Nominating and Governance Committee uses to judge and select director candidates, including diversity, are discussed under the caption "Director Selection Criteria," below.

Stockholders wishing to identify a candidate for director may do so by sending the following information to the Nominating and Governance Committee, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027: (1) the name of the candidate and a brief biographical sketch and résumé; (2) contact information for the candidate and a document evidencing the candidate's willingness to serve as a director, if elected; and (3) a signed statement as to the submitting stockholder's current status as a stockholder and the number of shares currently held.

The Nominating and Governance Committee assesses each candidate based upon the candidate's résumé and biographical information, willingness to serve, and other background information. This information is evaluated against the criteria set forth below and our specific needs at the time. Based upon this preliminary assessment, candidates may be invited to participate in a series of interviews. Following this process, the Nominating and Governance Committee determines which candidates to recommend to the Board for nomination for election by our stockholders at the next annual meeting. The Nominating and Governance Committee uses the same process for evaluating all candidates, regardless of how the candidates are brought to the attention of the Committee.

No candidates for director were submitted to the Nominating and Governance Committee by any stockholder in connection with the 2014 Annual Meeting. Any stockholder desiring to present a director candidate for consideration by the Committee for inclusion in our Proxy Statement as a nominee of our Board for our 2015 Annual Meeting must do so prior to September 1, 2014, in order to provide adequate time to duly consider the candidate.

Director Selection Criteria

A director candidate, at a minimum, must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care. Candidates should be persons of high integrity who have exhibited proven leadership capabilities, experience with high levels of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and the complexities of a global industry subject to a myriad of laws and regulations. Candidates should have large public company experience and preferably experience in the energy or oilfield services industry, including operational experience, and hold or have held an established executive level position in business, finance or education. In general, qualified candidates who are currently serving as executive officers of unrelated entities would be preferred. The Nominating and Governance Committee will consider these same criteria for nominees whether identified by the Committee, by stockholders or by some other source. When current Board members are considered for nomination for re-election, the Nominating and Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records.

Cameron is a diverse, global enterprise that generates approximately half of its revenues from locations outside the U.S. We do business in over 300 locations, in more than 50 countries, with a workforce more than half of which is outside the U.S., spread over six continents. We translate our compliance materials into ten different languages. We believe diversity includes gender and race, but we also believe it includes geographical and cultural diversity. As a company that has expanded significantly outside the U.S., it is important to, and in the best interest of, our company to think in global terms and define diversity accordingly. While we believe that the primary criteria should be whether candidates have the qualifications, experience, skills and talents required to oversee the operations of a corporation as large and as complex as Cameron, we also believe that diversity is an important ingredient in a successful board mix. The Charter of

 8       2014 Proxy Statement

DIRECTOR NOMINEES

our Nominating and Governance Committee provides that, when evaluating director candidates, consideration will be given to those otherwise qualified individuals who offer diversity of geographical and/or cultural background, race/ethnicity, and/or gender, and that any search firm retained to assist the Committee in identifying director candidates be instructed to seek out and include diverse candidates for consideration.

In 2009, the Board elected Jon Erik Reinhardsen, president and CEO of Petroleum Geo-Services ASA, as a director. Mr. Reinhardsen, a Norwegian who resides in Oslo, Norway, has extensive experience in the global oilfield services industry, particularly in his home country, an important oil and gas producing region.

In 2011, the Board elected Rodolfo Landim, controlling partner and managing director of Mare Investimentos S.A., as a director. He provides extensive experience in the oil and gas industry, particularly within the oilfield services sector. Mr. Landim is a Brazilian residing in Rio de Janeiro and has held leadership and executive positions in several Brazilian entities, including Petroleo Brasileiro S.A., a wholly-owned subsidiary of Petrobras, for over 30 years.

In 2013, the Board elected H. Paulett Eberhart, President, Chief Executive Officer and director of CDI Corporation, as a director. With an extensive background in information technology, and engineering solutions and business services, Ms. Eberhart sits on the Board of Directors of CDI Corporation and Anadarko Petroleum Corporation.

Qualifications of Director Nominees and Continuing Directors

The Nominating and Governance Committee and the Board have determined that each of our current directors meets the criteria that have been established for Board membership.

The names of the nominees for director and the continuing directors, including a description of each director's experience, qualifications and skills are on pages 10-21.

Director Nominees

Term Ending 2015

The Nominating and Governance Committee has recommended, and the Board has nominated, the following nominees for re-election as directors for a one-year term expiring at the Annual Meeting of Stockholders in 2015, or when their successors are duly elected and qualified. If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the present Board to fill the vacancy or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

The names of the nominees for director, their principal occupations during the past five years, other directorships held within the past five years, and certain other information are set out below.

  2014 Proxy Statement       9

DIRECTOR NOMINEES

H. Paulett Eberhart

President, Chief Executive Officer and Director of CDI Corporation

Director Since: 2013

Current Directorships:

•  CDI Corporation

•  Anadarko Petroleum Corporation

Former Directorships Held During the Past 5 Years:

•  Fluor Corporation

•  Advanced Micro Devices, Inc.

Skills and Qualifications: ✓ Executive Leadership and Financial Oversight ✓ Current CEO ✓ Corporate Governance ✓ Other Director Experience Committee Assignments: • Audit

H. Paulett Eberhart, 60, currently is President, Chief Executive Officer and a director of CDI Corporation. Ms. Eberhart joined CDI Corporation in 2011 from HMS Ventures, a privately held real estate and consulting services firm where she served as Chairman and Chief Executive Officer from 2009 to January 2011. She served as President and CEO of Invensys Process Systems, Inc., a process automation company, from January 2007 to January 2009.

Ms. Eberhart served as President, Americas, Senior Vice President, and President of Solutions Consulting at Electronic Data Systems Corporation (EDS, now part of Hewlett-Packard Company), an information technology and business process outsourcing company, where she held multiple senior-level financial and operational roles, including four presidencies. During her 26 years at EDS she was also a member of the executive operations team and investment committee.
Ms. Eberhart is a director of CDI Corporation and Anadarko Petroleum Corporation and a former director of Advanced Micro Devices, Inc. and Fluor Corporation.
She has a Bachelor of Science degree in Business Administration, Accounting from Bowling Green State University in Ohio.

 10       2014 Proxy Statement

DIRECTOR NOMINEES

Peter J. Fluor

Chairman of the Board and Chief Executive Officer of Texas Crude Energy, LLC

Director Since: 2005

Current Directorships:

•  Anadarko Petroleum Corporation

•  Fluor Corporation

•  Texas Crude Energy, Inc.

Former Directorships Held During the Past 5 Years:

•  None

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  Current CEO

✓  Other Director Experience

✓  International Operations

✓  Advanced Degree

Committee Assignment:

•  Compensation Committee, Chairman

Peter J. Fluor, age 66, is the Chairman of the Board and Chief Executive Officer of Texas Crude Energy, Inc., a private, independent oil and gas exploration company, where he has been employed since 1972 in positions of increasing responsibilities, including President and Chief Financial Officer. He offers the perspective of an experienced leader and executive in the energy industry. He is a director of Fluor Corporation, a provider of engineering, procurement, construction, maintenance and project management, for which he served as Interim Chairman from January 1998 through July 1998, and is currently its Lead Independent Director. He is also a director of Anadarko Petroleum Corporation and a former director of Devon Energy Corporation, both exploration and production companies. He is a member of the All-American Wildcatters Association, and an Emeritus member of the Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University. He also serves in positions of leadership in various charitable and non-profit organizations.
He has a Bachelor of Science degree in Business and an M.B.A. from the University of Southern California.

  2014 Proxy Statement       11

DIRECTOR NOMINEES

James T. Hackett

Former Chairman, President and Chief Executive Officer, Anadarko Petroleum Corporation

Director Since: 2012

Current Directorships:

•  Fluor Corporation

•  Bunge Ltd.

•  Riverstone Energy Ltd.

Former Directorships Held During the Past 5 Years:

•  Anadarko Petroleum Corporation

•  Halliburton Company

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  International Operations

✓  Former CEO

✓  Advanced Degree and Former Professor of Finance

✓  Corporate Governance

✓  Other Director Experience

Committee Assignments:

•  Audit

•  Compensation

James T. Hackett, age 60, is a partner with Riverstone Holdings LLC, a private energy investment firm. He served as Executive Chairman of the Board of Anadarko Petroleum Corporation, one of the world's largest independent oil and natural gas exploration and production companies. Mr. Hackett was named Executive Chairman of Anadarko in May 2012 for a term of one year after serving as Chief Executive Officer since 2003 and Chairman of the Board since January 2006. He also served as Anadarko's President from December 2003 to February 2010. He brings to the Board and to Cameron considerable experience as a Chief Executive Officer in the oil and gas industry, as well as large company and international business leadership and financial expertise. His energy experience includes positions in engineering, finance and marketing with NGC Corp., Burlington Resources Inc. and Amoco Oil Co.
Before joining Anadarko, Mr. Hackett served as President and Chief Operating Officer of Devon Energy Corporation following its merger with Ocean Energy, Inc. where he served as Chairman, President and Chief Executive Officer. Ocean Energy was a party to a merger in 1999 with Seagull Energy Corporation, where he was Chairman, Chief Executive Officer and President. He joined Seagull from Duke Energy Corporation, where he led its Energy Services Division as President. Prior to that, he was Executive Vice President of PanEnergy Corp. when the company merged with Duke Power Co. to create Duke Energy Corporation.
Mr. Hackett is a director of Fluor Corporation and Bunge Ltd., both Fortune 500 companies. He also serves on the Board of a closed investment fund traded on the London Stock Exchange called Riverstone Energy Ltd. He is a former director of Halliburton Company and the former Chairman of the Board of the Federal Reserve Bank of Dallas. He is Chairman of the National Petroleum Council. He is a member of the Society of Petroleum Engineers and serves as Chairman of the Baylor College of Medicine Board of Trustees. He is also a former adjunct Professor of Finance at Rice University.
He has a Bachelor of Science degree from the University of Illinois and an M.B.A. from the Harvard Graduate School of Business Administration.

 12       2014 Proxy Statement

DIRECTOR NOMINEES

Jack B. Moore

Chairman, President and Chief Executive Officer of Cameron Director Since: 2007 Current Directorships: • KBR, Inc. Former Directorships Held During the Past 5 Years: • None

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  Current CEO

✓  Other Director Experience

✓  International Operations

✓  Corporate Governance

Committee Assignment:

•  None

Jack B. Moore, age 60, is our current Chairman, President and CEO. He has a wealth of experience with Cameron and in the oilfield services sector in general. He has had positions of increasing responsibility throughout his career evidencing his leadership capabilities and his understanding of the business and financial complexities of a global manufacturing company. Prior to becoming our President and CEO, he was Cameron's Chief Operating Officer, the President of Cameron's Drilling & Production Systems group after starting as Vice President and General Manager of that group's Western Hemisphere operations.

Before joining Cameron, he held various management positions, including Vice President, Eastern and Western Hemisphere Operations, of Baker Hughes Incorporated, where he was employed for 23 years. He currently serves on the Board of KBR, Inc., a technology-driven engineering, procurement and construction (EPC) company and defense services provider. He served on the board of Maverick Tube Corporation, a manufacturer of metal tubular goods for oil drilling, from 2005 until it was sold to Tenaris, S.A. in 2006. He serves on the board of the Petroleum Equipment Suppliers Association, where he served as Chairman of the Board, the National Ocean Industries Association, and the American Petroleum Institute. He also serves in positions of leadership in charitable and non-profit organizations, including Spindletop Charities, CanCare, Inc. and The University of Houston C.T. Bauer College of Business Dean's Executive Board.
Mr. Moore has a Bachelor of Business Administration degree from the University of Houston and attended the Advanced Management Program at Harvard Graduate School of Business Administration.

  2014 Proxy Statement       13

DIRECTOR NOMINEES

Michael E. Patrick

Former Vice President and Chief Investment Officer of Meadows Foundation, Inc.

Director Since: 1996

Current Directorships:

•  Apptricity Corporation

•  VestU, LLC

Former Directorships Held During the Past 5 Years:

•  BJ Services Company

Skills and Qualifications: ✓ Financial Oversight ✓ Energy/Oilfield Services Experience ✓ Advanced Degree ✓ Other Director Experience Committee Assignments: • Audit, Chairman • Compensation

Michael E. Patrick, age 70, brings to the Board and Cameron a depth of knowledge of the financial markets and matters of finance in general, as well as 20 years of experience as a director of oil and gas service companies. Until his retirement in 2010, he served as the Vice President and Chief Investment Officer of Meadows Foundation, Inc., a philanthropic association.

He is a director of Apptricity Corporation which provides enterprise applications and services used to automate financial management, advanced logistics, supply chain, and workforce management. He is the founder and a principal of VestU, LLC, a web-based provider of investment education. He was a director of BJ Services Company, an oilfield services company acquired by Baker Hughes International in 2010, and The Western Company of North America, an oilfield services company acquired by and merged into BJ Services Company.
He has a Bachelor of Arts degree from Harvard University and an M.B.A. from the Harvard Graduate School of Business Administration.

 14       2014 Proxy Statement

DIRECTOR NOMINEES

Jon Erik Reinhardsen

President and Chief Executive Officer of Petroleum Geo-Services ASA

Director Since: 2009

Current Directorships:

•  Höegh LNG Holdings Ltd.

•  Höegh Autoliners Holding AS

•  AWilhelmsen Management AS

Former Directorships Held During the Past 5 Years:

•  None

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  International Operations

✓  Current CEO

✓  Advanced Degree

✓  Corporate Governance

✓  Other Director Experience

Committee Assignment

•  Nominating and Governance

Jon Erik Reinhardsen, age 57, brings to the Board a unique geographical and cultural perspective and he provides executive-level knowledge of the oil and gas industry, the oilfield service sector, and experience with other global industries. He is President and Chief Executive Officer of Petroleum Geo-Services ASA (PGS), a company headquartered in Oslo, Norway, that provides a broad range of products to help oil companies find oil and gas reserves offshore worldwide, including seismic and electromagnetic services, data acquisition, processing, reservoir analysis/interpretation and multi-client library data. He has been a Vice President of Alcoa Inc. and President of its Primary Products Global Growth, Energy and Bauxite businesses. He has also held various senior-level positions, including Group Executive Vice President, with Aker Kvaerner ASA, a provider of engineering and construction services, technology products and integrated solutions.

Mr. Reinhardsen's expertise with large-scale offshore projects while with PGS and Aker Kvaerner, similar in scope and complexity to Cameron's, is extremely helpful in Cameron's evaluation and execution of its subsea systems projects. He serves on the boards of Höegh LNG Holdings Ltd., a provider of maritime liquefied natural gas transportation and regasification services and publicly listed on the Oslo Stock Exchange, Höegh Autoliners Holding AS, a privately owned Norwegian company and global provider of Ro/Ro vehicle transportation services which operates Pure Car and Truck Carriers in global trade systems, and AWilhelmsen Management AS, a privately-owned investment company located in Oslo, Norway with holdings in shipping, retail, real estate, cruise vacations, and financial investments.

He has a Master of Science degree in Applied Mathematics/Geophysics from the University of Bergen, Norway and attended the International Executive Program at the International Institute for Management Development in Lausanne, Switzerland.

  2014 Proxy Statement       15

DIRECTOR NOMINEES

Bruce W. Wilkinson

Former Chairman, President and Chief Executive Officer of McDermott International, Inc.

Lead Director

Director Since: 2002

Current Directorships:

•  PNM Resources, Inc.

Former Directorships Held During the Past 5 Years:

•  None

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  International Operations

✓  Former CEO

✓  Advanced Degree

✓  Corporate Governance

✓  Other Director Experience

Committee Assignments:

•  Nominating and Governance, Chairman

•  Compensation

Bruce W. Wilkinson, age 69, currently is a principal of ANCORA Partners, LLC, a private equity group. He provides extensive experience to the Board as a result of having served as Chairman, President and Chief Executive Officer of McDermott International, Inc., a leading global engineering and construction company from 2000 to 2008. In addition to his knowledge of the oilfield services sector and governance matters affecting public corporations, Mr. Wilkinson's familiarity with the large-scale, complex projects undertaken by McDermott is valuable to Cameron's evaluation and execution of its subsea systems projects, which carry similar challenges of scope and complexity.

He has served as Chairman and CEO of Chemical Logistics Corporation, a company formed to consolidate chemical distribution companies; President and CEO of Tyler Corporation, a diversified manufacturing and service company; Interim President and CEO of Proler International, Inc., a ferrous metals recycling company; and Chairman and CEO of CRSS, Inc. a global engineering and construction services company. He has also been a Principal of Pinnacle Equity Partners, L.L.C., a private equity group.
He serves on the Board of Directors of PNM Resources Inc., a holding company of utilities based in New Mexico. He also serves in positions of leadership in charitable and non-profit organizations.
Mr. Wilkinson has Bachelor of Arts and J.D. degrees from the University of Oklahoma and an LLM from the University of London.

 16       2014 Proxy Statement

Continuing Directors — Term Ending 2015

C. Baker Cunningham

Former Chairman, President and Chief Executive Officer of Belden Inc. and Belden CDT Inc.

Director Since: 1996

Current Directorships:

•  Rea Magnet Wire Company, Inc.

Former Directorships Held During the Past 5 Years:

•  None

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  International Operations

✓  Engineering & Manufacturing Background

✓  Former CEO

✓  Advanced Degree

✓  Corporate Governance

Committee Assignments:

•  Compensation

•  Nominating and Governance

Mr. Cunningham, age 72, has demonstrated his leadership capabilities, senior-level experience and the ability to deal with the complexities of business and finance in a global context and brings to our Board an in-depth knowledge of operations, finance and corporate governance. In addition, he has an engineering and manufacturing background.

He has served in the roles of Chairman of the Board, President and Chief Executive Officer and President, first with Belden Inc., a wire, cable and fiber optic products manufacturing company, and then following a merger, as the President, CEO and director, of Belden CDT Inc., a manufacturer of high-speed electronic cables, focusing on products for the specialty electronic and data networking markets, including connectivity, with manufacturing operations in countries around the world. Mr. Cunningham also held a number of executive positions, including Executive Vice President, Operations, with Cooper Industries Inc., a diversified manufacturer, marketer and seller of electronic products, tools and hardware.
Mr. Cunningham is a director of Rea Magnet Wire Company, Inc., a privately held corporation in Fort Wayne, Indiana, and serves in positions of leadership in charitable and non-profit organizations.

He has a Bachelor of Science degree in Civil Engineering from Washington University, an M.S. degree in Civil Engineering from Georgia Institute of Technology, and an M.B.A. from the Harvard Graduate School of Business Administration.

  2014 Proxy Statement       17

Continuing Directors — Term Ending 2015

Sheldon R. Erikson

Former Chairman, President and Chief Executive Officer of Cameron

Director Since: 1995

Current Directorships:

•  Endeavour International Corporation

•  Rockwood Holdings, Inc.

•  Frank's International N.V.

Former Directorships Held During the Past 5 Years:

•  None

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  International Operations

✓  Engineering & Manufacturing Background

✓  Former CEO

✓  Advanced Degree

✓  Corporate Governance

Committee Assignment:

•  None

Mr. Erikson, age 72, was Chairman of the Board of Cameron from 1996 to May 2011. He was President and Chief Executive Officer of Cameron from 1995 through the transition to our current President and CEO on April 1, 2008. Under Mr. Erikson's leadership, guidance and direction, Cameron grew from a company with annual revenues of $1.14 billion to one with $6.135 billion when Mr. Erikson retired in 2008. His knowledge of our company and the industry and his continued involvement with Cameron following the transition to our new CEO are of great value to the Board and our company.
Prior to assuming his leadership role with Cameron, Mr. Erikson had a long and distinguished career in the energy and manufacturing sectors. He was Chairman of the Board, President and Chief Executive Officer of The Western Company of North America, an international petroleum service company engaged in pressure pumping, well stimulating and cementing and offshore drilling. Previously, he was President of the Joy Petroleum Equipment Group of Joy Manufacturing Company.
Mr. Erikson is a director of Endeavour International Corporation, an oil and gas exploration and production company, Rockwood Holdings, Inc., a company in the specialty chemicals and advanced materials businesses, and Frank's International N.V., an oilfield services company; General Partner of Red Rock Interests, a private company; and has been a director of Triton Energy Company and Spinnaker Exploration Company, both oil and gas exploration and production companies, Layne Christensen Co., a provider of services and related products for the water, mineral and energy markets, and NCI Building Systems, a provider of products and services for the construction industry. He also served on the boards of the National Petroleum Council, American Petroleum Institute, National Ocean Industries Association and the Petroleum Equipment Suppliers Association, of which he is a past chairman. He also serves in positions of leadership in various charitable and non-profit organizations, including the Texas Heart Institute.
He has an M.B.A. from the Harvard Graduate School of Business Administration and studied engineering and economics at the University of Illinois.

 18       2014 Proxy Statement

Continuing Directors — Term Ending 2015

Douglas L. Foshee

Former Chairman, President and Chief Executive Officer of El Paso Corporation

Director Since: 2008

Current Directorships:

•  None

Former Directorships Held During the Past 5 Years:

•  El Paso Corporation

•  El Paso Pipeline GP Company, L.L.C.

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  International Operations

✓  Former CEO

✓  Advanced Degree

✓  Corporate Governance

✓  Other Director Experience

✓  International Operations

Committee Assignment:

•  Audit

•  Nominating and Governance

Mr. Foshee, age 54, currently is owner of Sallyport Investments, LLC, a private investment firm. He was the Chairman and Chief Executive Officer of El Paso Corporation and a director of El Paso Pipeline GP Company, L.L.C., the general partner of El Paso's publicly traded master limited partnership, El Paso Pipeline Partners, L.P. until May 2012 when El Paso was acquired by Kinder Morgan, Inc. Mr. Foshee provides significant experience in the oil and gas industry and a significant depth of financial and corporate governance knowledge. He has held leadership and executive positions in the oilfield services sector, in which Cameron competes, and in finance.
Mr. Foshee served as Executive Vice President and Chief Operating Officer and Executive Vice President and Chief Financial Officer of Halliburton Company. Prior to Halliburton, he was President, CEO and Chairman of Nuevo Energy Company, a publicly traded exploration and production company, and CEO and Chief Operating Officer of Torch Energy Advisors Inc., a privately held energy company. He held various positions in finance and new business ventures with ARCO International Oil and Gas Company and spent several years in energy banking. He served as a Trustee of AIG Credit Facility Trust, overseeing the U.S. government's equity interest in American International Group for the benefit of the U.S. Treasury, and was Chairman of the Federal Reserve Bank of Dallas, Houston Branch.
He is on the Council of Overseers of the Jesse H. Jones Graduate School of Management at Rice University, Rice University's board of trustees and KIPP Houston's board of trustees. He also serves in positions of leadership in various charitable and non-profit organizations, including the Texas Business Hall of Fame Foundation, Central Houston, Inc. and the Houston Endowment.
Mr. Foshee has an M.B.A. from the Jesse H. Jones School at Rice University, a Bachelor of Business Administration degree from Texas State University and is a graduate of the Southwestern Graduate School of Banking at Southern Methodist University.

  2014 Proxy Statement       19

Continuing Directors — Term Ending 2015

Rodolfo Landim

Controlling Partner and Managing Director of Mare Investimentos S.A. and Partner and Chief Executive Officer, Ouro Preto Oleo e Gas

Director Since: 2011

Current Directorships:

•  Mare Investimentos S.A.

•  Ouro Preto Oleo e Gas

Former Directorships Held During the Past 5 Years:

•  Smith International, Inc.

•  Wellstream Holding PLC

Skills and Qualifications:

✓  Executive Leadership and Financial Oversight

✓  Energy/Oilfield Services Experience

✓  International Operations

✓  Engineering & Manufacturing Background

✓  Current CEO

✓  Other Director Experience

Committee Assignment:

•  Audit

Rodolfo Landim, age 55, is the Controlling Partner and Managing Director of Mare Investimentos S.A., a private equity and venture capital firm that seeks to invest in supply chain goods and services for the oil and gas sector in Brazil, and Partner and Chief Executive Officer of Ouro Preto Oleo e Gas, a Brazilian oil & gas company integrating business strategy and technical expertise to Brazil's exploration sector. He was elected to the Board in October 2011. He provides extensive experience in the oil and gas industry, particularly within the oilfield service sector. He has held leadership and executive positions in several Brazilian entities for over 30 years.

He has served as President and Chief Executive Officer of OSX Brasil, an oil service company; Chief Executive Officer of OGX Petróleo e Gás Participaçöes S.A., the second largest Brazilian oil and gas company; Executive President of MMX Mineração & Metálicos S.A., a company operating in the mining, metal and logistics sectors. He also has served in various leadership positions with Petroleo Brasileiro S.A., a wholly-owned subsidiary of Petrobras. He is a former director of Smith International, Inc. and Wellstream Holding PLC in the United Kingdom and several public and private companies in Brazil.

He has a Bachelor of Science degree in Civil Engineering from Universidade Federal Do Rio De Janeiro, Petroleum Engineering Coursework from the University of Alberta, Edmonton, Alberta, Canada, and completed the Program for Management Development (PMD) at Harvard Business School.

 20       2014 Proxy Statement

Composite Business Experience of Directors

The following table notes the breadth and variety of business experience that each of our directors brings to our company.

Name	Executive Leadership	Financial Oversight Responsibilities	Energy/ Oilfield Services	International Operations	Current or Former CEO	Advanced Degree	Other Director Experience
C. Baker Cunningham	✓	✓	✓	✓	✓	✓	✓
Sheldon R. Erikson	✓	✓	✓	✓	✓	✓	✓
H. Paulett Eberhart	✓	✓	✓	✓	✓		✓
Peter J. Fluor	✓	✓	✓	✓	✓	✓	✓
Douglas L. Foshee	✓	✓	✓	✓	✓	✓	✓
James T. Hackett	✓	✓	✓	✓	✓	✓	✓
Rodolfo Landim	✓	✓	✓	✓	✓		✓
Jack B. Moore	✓	✓	✓	✓	✓		✓
Michael E. Patrick	✓	✓	✓			✓	✓
Jon Erik Reinhardsen	✓	✓	✓	✓	✓	✓	✓
David Ross	✓	✓	✓		✓	✓	✓
Bruce W. Wilkinson	✓	✓	✓	✓	✓	✓	✓

  2014 Proxy Statement       21

Corporate Governance

Overview

Corporate governance is typically defined as the system that allocates authority, duties and responsibilities among a corporation's stockholders, board of directors and management. The stockholders elect the directors and vote on various routine and extraordinary matters; the board of directors acts as a corporation's governing body and is responsible for oversight of the corporation's business and affairs and for hiring, overseeing, evaluating and compensating executive officers, particularly the chief executive officer ("CEO"); and management is responsible for managing a corporation's day-to-day operations.

The business and affairs of our company are governed in accordance with the provisions of the Delaware General Corporation Law and our Certificate of Incorporation and Bylaws. Additionally, our Board has adopted written policies to further guide and regulate actions.

Corporate Governance Principles

Our Corporate Governance Principles set out various rules and guidelines for self-governance and address such matters as the functions and duties of directors and the Board, the desired composition of our Board, various procedures and other matters, such as stock ownership guidelines.

Code of Ethics for Directors

Our Code of Ethics for Directors is designed to promote honest and ethical conduct and compliance with applicable laws, rules, regulations and standards. Our Board recognizes that no code of conduct and ethics can replace the thoughtful behavior of an ethical director, but such a code can focus attention on areas of ethical risk, provide guidance to help recognize and deal with ethical issues, and help to foster a culture of honesty and accountability. Our Board members certify their commitment to and compliance with the Code on an annual basis.

Code of Conduct

Our Code of Conduct applies to all of our employees and contractors and is designed to promote honest and ethical conduct and to articulate and provide guidance on our commitment to several key matters such as safety and health, protecting the environment, fair dealing, proper stewardship of our products, use of company resources, and accurate communication about our finances and products. It also addresses the many legal and ethical facets of integrity in business dealings with customers, suppliers, investors, the public, governments and the communities in which we live and where we do business. Our Code of Conduct has been translated into more than ten languages and is distributed to our employees world-wide, who certify their commitment to and compliance with the Code on an annual basis.

Code of Ethics for Senior Financial Officers

Our Code of Ethics for Management Personnel, including Senior Financial Officers is designed to promote honest and ethical conduct, proper disclosure of financial information, and compliance with applicable laws, rules and regulations by our officers and financial management. Our senior financial officers verify their commitment to and compliance with the Code on an annual basis.

Board's Role in Risk Oversight

Our Board has and exercises ultimate oversight responsibility with respect to enterprise risk assessment and to the management of the strategic, operational, financial and legal risks facing our company and its operations and financial condition. The Board is involved in setting our business and financial strategies and establishing what constitutes the appropriate level of risk for us and our business segments. Various committees of the Board provide assistance to the Board in its oversight of, among other things, risk assessment and risk management.

The Audit Committee assists the Board in its oversight of our policies relating to risk assessment and risk management generally, with particular focus on our management of major financial risk exposures. The Audit Committee monitors the process by which risk assessment and management is developed and implemented by management and reported to the full Board. The Compensation Committee assists the Board in assessing the nature and degree of risk that may be created by our compensation policies and practices to ensure both their appropriateness in terms of the level of risk-taking, and consistency with our business strategies. In conjunction with its assessment, the Committee, with the assistance of Frederick W. Cook & Co. Inc. ("FWC"), its independent compensation consultant, reviews our compensation policies and practices. That review

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CORPORATE GOVERNANCE

encompasses each of our incentive plans, eligible participants, performance measurements, parties responsible for certifying performance achievement, and sums that could be earned. The Compensation Committee determined at its February 2014 meeting that our compensation policies and practices do not encourage or create an inappropriate level of risk-taking. The Nominating and Governance Committee provides assistance in the oversight of, among other things, compliance risks, particularly through the oversight of the development of our compliance programs, policies and procedures, as well as through the periodic review of their effectiveness.

Stock Ownership Guidelines

Since 1996, we have had stock ownership guidelines for our directors, and stock ownership requirements for our officers and other key executives. The Board adopted these guidelines and requirements in order to align the economic interests of our directors, officers and other key executives with those of our stockholders, generally, and to further focus attention on enhancing stockholder value. Under these guidelines, outside directors are expected to own shares of Common Stock within one year, and own shares of Common Stock with a value of at least $300,000 within three years of their election to the Board. Officers and other key executives are required to own Common Stock having a value between two and six times their base salaries, as is more fully described under the caption "Executive Compensation — Compensation Discussion and Analysis — Stock Ownership Requirements" on page 47 of this Proxy Statement. Valuation for these purposes is calculated using current fair market value or cost, whichever is greater. Deferred stock units ("DSUs") owned by directors and restricted stock units ("RSUs") owned by officers and other key executives are included in the stock ownership calculation. All our directors and officers are in compliance with our stock ownership guidelines.

Hedging Policy

We have a written "Policy on Trades, Derivatives or Hedging Transactions, and Pledges by Directors, Officers and Key Employees" that, among other things, prohibits derivative or hedging transactions involving Common Stock, or the use of Common Stock as security, as collateral in a margin account, or as a pledge or other hypothecation.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board is composed entirely of independent directors. None of the members of the Committee during 2013 or as of the date of this Proxy Statement is or has been an officer or employee of Cameron and no executive officer of Cameron has served on the compensation committee or board of any company that employed any member of the Company's Compensation Committee or the Board.

Policy on Related-Person Transactions

Our Board has adopted a written policy and procedures for the review of any transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members) (each, a "related person") has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship (a "related-person transaction"), the related person must report the proposed transaction and the Board's Nominating and Governance Committee (for purposes of this Section, the "Committee") will review, and if appropriate, approve the proposed related-person transaction. Any related-person transaction that is ongoing in nature will be reviewed annually.

A related-person transaction will be considered approved or ratified if it is authorized by the Committee after full disclosure of the related person's interest in the transaction. As appropriate for the circumstances, the Committee will review and consider: the approximate dollar value of the amount involved; the related person's involvement in the negotiation of the terms and conditions, including the price of the transaction; the related person's interest in the related-person transaction; whether the transaction was undertaken in the ordinary course of our business; whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; the purpose of, and the potential benefits to us of, the transaction; and any other information regarding the transaction or the related person in the context of the proposed transaction that the Committee determines to be relevant to its decision to either approve or disapprove the transaction.

The Committee will approve or ratify the transaction only if the Committee determines that, under all of the circumstances, the transaction is not inconsistent with Cameron's best

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CORPORATE GOVERNANCE

interests. The Committee may impose any conditions on the related-person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC's related-person transaction disclosure requirements, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related-person transactions for purposes of this policy:

•
interests arising solely from the related person's position as an executive officer of another entity that is a participant in the transaction, where (1) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (2) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (3) the amount involved in the transaction equals less than the greater of $1 million or 2% of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (4) the amount involved in the transaction equals less than 2% of our company's annual consolidated gross revenues; and

•
a transaction that is specifically contemplated by provisions of our Certificate of Incorporation or Bylaws, such as a contract of indemnity.

Related-Person Transactions

During 2013, Mr. Erikson made personal use of Cameron-leased aircraft and reimbursed us for its aggregate incremental operating costs. Mr. Erikson's reimbursements for flights taken in 2013 were $290,928. The use and reimbursement were consistent with our policy regarding use of Cameron-leased aircraft for personal travel by directors and senior vice presidents and above, and Mr. Erikson's use was approved and ratified by the Nominating and Governance Committee in accordance with the requirements of our Policy on Related-Person Transactions.

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The Board of Directors and its Committees

Board Responsibilities

The primary responsibility of the Board is to exercise governance over the affairs of our company and to establish delegations of authority to our management. It is also the Board's responsibility to provide oversight, counseling and direction to our management from the perspective of the long-term interests of our company and our stockholders. The Board's and its Committees' responsibilities include: (a) reviewing and approving our major financial objectives and strategic and operating plans and actions; (b) overseeing enterprise risk assessment and management; (c) overseeing the conduct of our business to evaluate whether it is being properly managed; (d) selecting and regularly evaluating the performance of our CEO; (e) planning for succession with respect to the position of CEO and monitoring management's succession planning for other senior executives; (f) setting the compensation of our executive officers; (g) overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures; and (h) overseeing our compliance with laws and ethical standards, as well as our compliance programs and policies.

The Board has instructed the CEO, working with our other executive officers, to manage our business in a manner consistent with all applicable laws and regulations, our standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The CEO and other members of management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by our company.

Our directors monitor our business and affairs through Board and Board Committee meetings, background and informational materials, presentations provided to them on a regular basis, and meetings with our officers and employees.

Board Committees

Each of our Board Committees is composed entirely of independent directors. Membership of the Committees is as follows:

Committees	Independent Directors	Chair
Audit	Michael E. Patrick
H. Paulett Eberhart
Douglas L. Foshee
James T. Hackett
Rodolfo Landim
David Ross
Compensation	Peter J. Fluor
C. Baker Cunningham
James T. Hackett
Michael E. Patrick
Bruce W. Wilkinson
Nominating and Governance	Bruce W. Wilkinson
C. Baker Cunningham
Douglas L. Foshee
Jon Erik Reinhardsen
David Ross

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors currently has, and appoints the members of, three permanent Committees of the Board: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee. Each of these Committees operates pursuant to a written charter which can be found in the "Governance" section of our website at www.c-a-m.com. As stated above, documents and information on our website are not incorporated into this Proxy Statement by reference. These documents are also available in print from the Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas, 77027.

The Audit Committee assists the Board in its oversight of the following matters:

•
Integrity of our accounting and financial reporting processes and audits of our financial statements, which is more fully described under the caption "Report of the Audit Committee," found on page 31 of this Proxy Statement;

•
Our policies and processes with respect to risk assessment and risk management, and particularly our management of major financial risk exposures;

•
Our compliance with applicable legal and regulatory requirements;

•
Qualifications and independence of our independent registered public accounting firm, or the outside auditors; and

•
Performance of our internal audit function and outside auditors.

For a full description of the Audit Committee's role and particularly its "Duties and Powers", please see the Audit Committee's Charter available on our website. The Report of the Audit Committee addressing the Audit Committee's role with respect to our financial reporting process begins on page 31 of this Proxy Statement.

The Compensation Committee is responsible for reviewing and making recommendations to the Board regarding compensation arrangements and benefit programs for our non-employee director compensation program. It is also responsible for the compensation plans and decisions for all our executive officers. The Compensation Committee is provided the performance review of the CEO conducted annually by the Nominating and Governance Committee and confers with all other independent directors in Executive Session before making its compensation decisions regarding the CEO. The Compensation Committee also reviews and approves the compensation of the other executive officers, and, in addition, oversees compensation programs for non-executive officers and employees and supervises and administers the compensation and benefits policies and plans of our company. The Compensation Committee is assisted in these matters by an independent compensation consultant, hired by and serving at the pleasure of the

Committee. The Compensation Committee also oversees executive development and succession planning, though sharing the responsibility for succession planning for the CEO with the Nominating and Governance Committee. A description of the Committee's role in determining executive compensation, including the CEO's compensation, and its use of an independent compensation consultant, is contained in "Executive Compensation — Compensation Discussion and Analysis," which begins on page 35 of this Proxy Statement. A description of the Committee's role in determining non-employee director compensation is contained under the caption "Director Compensation," which begins on page 28 of this Proxy Statement.

The Nominating and Governance Committee is responsible for, among other things, overseeing the development and periodic review of our policies and practices relating to corporate governance, including our Corporate Governance Principles, and for monitoring compliance with corporate governance rules and regulations, including our Code of Ethics for Directors and our Policy on Related-Person Transactions, and serves as our nominating committee. The Nominating and Governance Committee annually reviews the performance of the CEO, and assists the Board with succession planning for the CEO position. The Nominating and Governance Committee is responsible for reviewing and recommending to the Board director nominees, recommending committee assignments and leading the conduct of annual evaluations of the Board and its Committees and individual directors. The process for reviewing and recommending director nominees is described under the caption "Director Selection Process" on page 8 of this Proxy Statement. The Nominating and Governance Committee is responsible for overseeing the development and periodic review of our compliance policies and programs.

Board Leadership Structure

Chairman of the Board and Chief Executive Officer Positions.    The Board believes it may be desirable and in the best interests of our company to combine these positions or to separate them depending on the circumstances. These positions were separated in 2008 to ensure an orderly transition when our Board appointed Mr. Moore, our then Chief Operating Officer, as CEO, and our former Chairman and CEO, Mr. Erikson, continued as Chairman of the Board. Effective May 3, 2011, these positions were once again combined when Mr. Erikson stepped down as Chairman and Mr. Moore was elected our Chairman as well as our CEO. The Board believes that the interests of our company and our stockholders are best served by having these positions combined at the present time.

Lead Director.    The Board elects a lead director annually to preside over the Executive Sessions of the independent

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

directors and to serve as a focal point for communications between the Board as a whole and management, as well as fulfill the other responsibilities set out in the Lead Director Charter available on our website at http://investors.c-a-m.com/governance-documents. The Board is of the opinion that it is appropriate to have a lead director whether the positions of Chairman and CEO are combined or separated. In May 2013, the Board elected David Ross as Lead Director for the Board to serve until May 2014 or until the election and qualification of a successor. In February 2014, the Board elected Mr. Wilkinson as Lead Director, effective February 20, 2014, to replace Mr. Ross, who is retiring from the Board at the Annual Meeting in May 2014. Mr. Ross also served as Chairman of the Nominating and Governance Committee from May 2013 until the February 2014 Board meeting when Mr. Wilkinson was appointed as Chairman of that Committee.

Director Independence

Our Board believes that a majority of our directors should be independent, as defined under the standards adopted by the NYSE. The Board makes an annual determination as to the independence of each of the directors. Under the NYSE standards, no director can qualify as independent unless the Board affirmatively determines that the director has no material relationship with our company that might interfere with the exercise of his or her independence from our management.

In evaluating each director's independence, the Board considers all relevant facts and circumstances in making a determination of independence. In particular, when assessing the materiality of a director's relationship with our company, the Board considers the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with which the director has an affiliation. In its determination of independence, the Board reviewed and considered all relationships and transactions between each director, his family members or any business, charity or other entity in which the director has an interest, and Cameron, its affiliates, or any entity in which our senior management has an interest. As a result of this review, and based on the NYSE standards of independence, the Board affirmatively determined that Ms. Eberhart and each of Messrs. Cunningham, Fluor, Foshee, Hackett, Landim, Patrick, Reinhardsen, Ross and Wilkinson are independent from Cameron and its management. In addition, the Board affirmatively determined that each of the members of the Audit Committee, Ms. Eberhart and Messrs. Foshee, Hackett, Landim, Patrick and Ross, are independent under the additional standards for audit committee membership under SEC rules. Messrs. Erikson and Moore are not independent directors, as Mr. Erikson was an employee of Cameron until April 1, 2008 and Mr. Moore is currently one of our employees.

Meetings and Meeting Attendance

The Board and its Committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Board and Committee agendas include regularly scheduled executive sessions for the independent directors to meet without management present. The Board's Lead Director leads the executive sessions of the Board, and the Committee Chairs lead those of the Committees. The Board has delegated various responsibilities and authority to the Board Committees as described in this Proxy Statement. Committees regularly report on their activities and actions to the full Board. Board members are permitted access to all of our employees outside of Board meetings. Board members periodically visit Cameron sites and events worldwide and meet with local management of those sites and at events.

During 2013, our Board of Directors held seven meetings; the Audit Committee held seven meetings; the Compensation Committee held eight meetings; and the Nominating and Governance Committee held five meetings. Attendance for all such meetings was 99%. Each director is expected to make a reasonable effort to attend all meetings of the Board, all meetings of the Committees of which such director is a member, and our annual meeting of stockholders. All of our directors attended our 2013 Annual Meeting of Stockholders.

Communicating with the Board

Any interested party desiring to communicate with our Board of Directors or any individual director may send a letter addressed to our Board of Directors as a whole or to individual directors, c/o Corporate Secretary, 1333 West Loop South, Suite 1700, Houston, Texas 77027 or by email at stockholderservices@c-a-m.com. The Corporate Secretary has been instructed by the Board to screen the communications and promptly forward those to the full Board or to the individual director specifically addressed therein.

Internet Access to Principles, Codes, Policies and Charters

Our Corporate Governance Principles, Codes, Policies and Charters described above are available for review on our website at www.c-a-m.com in the "Governance" and "Compliance" sections. Documents and information on our website are not incorporated into this Proxy Statement by reference.

  2014 Proxy Statement       27

Director Compensation

The compensation program for our non-employee directors has been developed by the Compensation Committee, after consideration of the recommendations and competitive market data provided by FWC, whom the Compensation Committee has retained as its independent compensation consultant. The program has been approved by the full Board. The following sets out the components of the compensation program for our non-employee directors. Employee directors receive no additional compensation for serving on our Board:

Equity Grant Upon Initial Election*	$250,000
Annual Board Retainer	$50,000
Annual Equity Grant	$250,000
Lead Director Retainer	$25,000
Annual Committee Chair Retainer:
Audit Committee	$20,000
Compensation Committee	$15,000
Nominating and Governance Committee	$10,000
Board/Committee Meeting Fee	$2,500
Telephonic Meeting Fee	$1,000

*
If a director's election occurs between annual meetings of stockholders, the value of the Equity Grant Upon Initial Election will be a pro-rata portion of the grant value equal to the remaining balance of the board year (the months until the next annual meeting of stockholders).

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DIRECTOR COMPENSATION

Equity grants, both the initial and annual, are made in the form of deferred stock units, or DSUs. One quarter of each year's annual equity grant is earned and vests at the end of each quarter of service as a director during that year. Vested DSUs are payable in Common Stock at the earlier of three years from the grant date or the end of Board tenure, unless electively deferred by the director for a longer period. Directors may elect to receive their Board and Committee Chair retainers in cash or defer them under our Deferred Compensation Plan for Non-Employee Directors. Deferral can be made for such periods of time as selected by the director and can be made into Common Stock or cash, at the director's election. No above-market interest, as defined for purposes of the SEC's disclosure rules applicable to proxy statements, is credited or paid on cash deferrals.

Directors are eligible to use company-leased aircraft for personal travel, provided they reimburse us for the incremental operating cost of any such use. Spouses of directors are invited to our annual off-site Board meeting. Directors are reimbursed by us for the cost of their spouses' travel to and from that meeting.

The following table provides compensation information for 2013 for each non-employee director:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non-Qualified Deferred Compensation Earnings(2)	All Other Compensation ($)	Total ($)
C. Baker Cunningham	91,000	250,000	-0-	-0-	-0-	-0-	341,000
H. Paulett Eberhart	19,167	104,152	-0-	-0-	-0-	-0-	123,319
Sheldon R. Erikson	64,500	250,000	-0-	-0-	-0-	-0-	314,500
Peter J. Fluor	95,000(3)	250,000	-0-	-0-	-0-	-0-	345,000
Douglas L. Foshee	87,000	250,000	-0-	-0-	-0-	-0-	337,000
James T. Hackett	81,000(3)	250,000	-0-	-0-	-0-	-0-	331,000
Rodolfo Landim	72,750	250,000	-0-	-0-	-0-	-0-	322,750
Michael E. Patrick	111,500(3)	250,000	-0-	-0-	-0-	-0-	361,500
Jon Erik Reinhardsen	74,500	250,000	-0-	-0-	-0-	-0-	324,500
David Ross	122,000	250,000	-0-	-0-	-0-	-0-	372,000
Bruce W. Wilkinson	91,000	250,000	-0-	-0-	-0-	-0-	341,000

(1)
The amounts in the "Stock Awards" column represent the grant date fair market value of the shares underlying the DSUs. Each director held 2,574 unvested DSUs, except Ms. Eberhart who held 1,880 unvested DSUs, at year-end. Under the terms of our Equity Incentive Plan, annual equity grants are made the day following the annual meeting of stockholders. The initial equity grants are made upon election of a new director and prorated for the number of months remaining in the Board year. The 2013 annual equity grants were made on May 9, 2013, and Ms. Eberhart's initial equity grant was made December 9, 2013, with grant date fair market values of $63.83 per share and $55.40 per share, respectively.

(2)
While our directors are entitled to elect to defer their retainers, they may defer them only into cash or Common Stock under our Deferred Compensation Plan for Non-Employee Directors. The cash is invested in funds substantially the same as those offered under our employees' qualified 401(k) plan.

(3)
In 2013, Mr. Fluor deferred $65,000, Mr. Hackett deferred $50,000 and Mr. Patrick deferred $70,000 under our Deferred Compensation Plan for Non-Employee Directors.

  2014 Proxy Statement       29

Proposal 2 — Ratification of the Appointment of Independent Registered Public Accountants for 2014

Ernst & Young LLP has served as our independent registered public accountants since 1995. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accountants for the year ending December 31, 2014. A vote will be held on a proposal to ratify this appointment at the Meeting. While there is no legal requirement that this proposal be submitted to stockholders, the Board believes that the selection of independent registered public accountants to audit the financial statements of the Company is of sufficient importance to seek stockholder ratification. In the event a majority of the votes cast is not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Audit Committee may reconsider the appointment. The Audit Committee retains the discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes that such a change would be in the best interests of Cameron.

It is expected that representatives of Ernst & Young LLP will be present at the Meeting and will be available to answer questions and discuss matters pertaining to the Report of Independent Registered Public Accounting Firm contained in the financial statements incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2013. Those representatives will have the opportunity to make a statement if they desire to do so.

The fees billed by Ernst & Young LLP for services rendered for 2012 and 2013 are set out on page 33 of this Proxy Statement.

THE BOARD RECOMMENDS that stockholders vote "FOR" the ratification of this appointment.

 30       2014 Proxy Statement

Audit-Related Matters

Report of the Audit Committee

The Audit Committee's role in our corporate governance is summarized under the caption "The Board of Directors and its Committees" beginning on page 25 above. The Audit Committee's role with respect to our financial reporting process is set out in this Report.

Our Audit Committee is composed of six directors, independent and otherwise qualified, as required by the NYSE, and operates under a written charter approved by the Board and available for review on our website.

With respect to the financial reporting process, our management is responsible for the adequacy of our financial statements, internal controls and financial reporting processes. The independent registered public accountants are responsible for: (1) performing an independent audit of our consolidated financial statements and expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of our company in accordance with generally accepted accounting principles in the United States, and (2) expressing their opinion as to the effectiveness of our internal control over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting, reporting practices and reliability of our financial reports.

Functions	Duties	Actions
The functions of the Audit Committee with respect to our financial reporting processes are focused primarily on:

•

Quality and integrity of our financial statements;

•

Scope and adequacy of our internal controls and financial reporting processes;

•

Independence and performance of our internal auditors and of our independent registered public accountants; and

The duties and powers of the Audit Committee in this area include:

•

Appointing, overseeing, evaluating and, when appropriate, discharging our independent registered public accountants, and approving the scope, timing and fees for the annual audit as well as approving, in advance, any non-audit services to be provided by the independent registered public accountants;

•

Reviewing the scope and adequacy of the internal audit function, plans and significant findings;

To be in a position to accept our 2013 consolidated financial statements, the Audit Committee took a number of steps, including:

•

Approving the scope of our internal and independent audits;

•

Meeting with the internal auditors and independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting;

• Our compliance with legal and regulatory requirements related to the filing of, and disclosures included in, periodic reports containing our quarterly and annual financial statements.

•

Meeting with management and with the independent registered public accountants to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of our financial and auditing personnel and resources, systems controls and security;

•

Meeting with management and the internal auditors and independent registered public accountants to review our internal controls, including computerized information;

•

Reviewing the audited financial statements with management, including a discussion of our critical accounting policies, practices and procedures, the reasonableness of significant judgments and the clarity of disclosures in the financial statements, and receiving management's representation that our financial statements were prepared in accordance with U.S. generally accepted accounting principles; and

  2014 Proxy Statement       31

AUDITED-RELATED MATTERS

Functions	Duties	Actions

•

Reviewing with management our financial statements and earnings releases prior to filing or public release;

•

Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements;

•

Overseeing our procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal controls or auditing matters, and the confidential submission by employees of concerns relating to those matters, as well as taking oversight responsibility for any material issues raised through any such complaints or submissions received; and

•

Conferring independently with the internal auditors and the independent registered public accountants in carrying out these duties and responsibilities.

•

Discussing with our independent registered public accountants their independence from management and our company, including the matters reflected in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board, and considering the compatibility of non-audit services with the independence of such accountants.

Based on the Audit Committee's discussions with management, the director of internal audit and our independent registered public accountants, and the Audit Committee's review of the representations of management and reports of our independent registered public accountants to the Audit Committee, the Audit Committee approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC.

  AUDIT COMMITTEE,

  Michael E. Patrick, Chairman
  H. Paulett Eberhart
  Douglas L. Foshee
  James T. Hackett
  Rodolfo Landim
  David Ross

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AUDITED-RELATED MATTERS

Audit Committee Financial Experts

Our Board has determined that all six of the members of our Audit Committee, Ms. Eberhart and each of Messrs. Foshee, Hackett, Landim, Patrick, and Ross, are "audit committee financial experts," as that term is used in SEC regulations.

Principal Accounting Firm Fees

The following table sets forth the U.S. dollar equivalent fees billed or to be billed by our principal accounting firm, Ernst & Young LLP, for services rendered for the years ended December 31, 2013 and 2012.

	Year Ended December 31
	2013 ($)	2012 ($)
Audit Fees(1)	5,533,200	4,427,443
Audit Related Fees:
Benefit plan audits	104,950	91,055
Other	353,328	153,735

	458,278	244,790
Tax Fees:
Tax compliance, consulting and advisory services	1,687,617	1,630,506

TOTAL	7,679,095	6,302,739

(1)
Included within Audit Fees are services for our annual audits of our consolidated financial statements and of our internal control over financial reporting quarterly reviews and international statutory audits required by various government authorities.

The Audit Committee performs an annual review and approves the scope of services and proposed fees of our principal accounting firm. The Audit Committee concluded that the provision of services, other than audit services, in 2013 was compatible with maintaining the accounting firm's independence from us.

Pre-approval Policies and Procedures

An Audit Committee policy requires advance approval of the Committee for all audit and audit-related services as well as tax and other services performed by the independent registered public accountants. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accountant is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any such decisions to the Audit Committee at its next regular meeting.

  2014 Proxy Statement       33

Proposal 3 — Proposal to Approve, on an Advisory Basis, Cameron's 2013 Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables stockholders, on an advisory basis, to vote on whether they approve the compensation of our executive officers. This vote is commonly referred to as a "Say-on-Pay" vote. The Act requires an advisory vote to be conducted at least once every three years. Our stockholders expressed a preference for an annual advisory vote. In accordance with this preference, we are providing our stockholders the opportunity to cast an advisory vote on 2013's executive compensation. It is currently expected that stockholders will be given an opportunity to cast an advisory vote on this topic annually, with the next opportunity occurring in connection with our annual meeting in 2015.

As described in detail under the caption "Executive Compensation — Compensation Discussion and Analysis" (the "CD&A") below, our executive compensation programs are designed to align the interests of our named executive officers ("NEOs") with the interests of stockholders. Under these programs, our executive officers are rewarded for the achievement of specific annual, long-term corporate and strategic goals and increases in stockholder value. Please read the CD&A beginning on page 35 for additional details about our executive compensation programs.

The Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with stockholders' interests, generally, and current market practices. Please see the Summary to our CD&A on page 35 for a description of decisions and changes made to our executive compensation program during 2013 as a result of these reviews.

A significant part of our executive compensation is performance-based, linking pay to our financial results. Performance-based compensation made up more than 66% of our CEO's 2013 total compensation and more than 57% of our other NEOs total compensation. In 2013, the performance measures for our annual incentive awards were: earnings per share, excluding special charges; cash flow from operations for corporate officers; and business unit earnings before interest and taxes and business unit cash flow for officers responsible for operating units; safety; and employment engagement as measured by voluntary attrition rates. We also provide a significant part of executive compensation in long-term equity incentives in the form of stock options, which have value only to the extent of an increase in the value of our Common Stock, and in the form of Performance-Based Restricted Stock Units ("PRSUs"), which are not earned unless performance targets are met or exceeded and do not vest, absent the exceptions described on pages 56-57, earlier than three years after the award is made. The performance measures for our 2013 PRSUs were return on invested capital ("ROIC") and TSR.

We are requesting your approval of the 2013 compensation of our NEOs as described in this Proxy Statement, including under "Executive Compensation — Compensation Discussion and Analysis," and in the compensation tables and the related narrative disclosure. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers.

This Say-on-Pay vote is advisory, and therefore is not binding on Cameron, the Board or the Compensation Committee. The final decision on the compensation and benefits of our NEOs remains with the Board and the Compensation Committee. However, the Board and the Compensation Committee value your opinion as a stockholder, and, to the extent there is any significant vote against the NEO compensation, the Board and the Committee will consider the stockholders' concerns, and the Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS a vote "FOR" the approval of the Company's 2013 executive compensation.

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Executive Compensation

 Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on such review and discussions, we recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this Proxy Statement.

  COMPENSATION COMMITTEE,

  Peter J. Fluor, Chairman
  C. Baker Cunningham
  James T. Hackett
  Michael E. Patrick
  Bruce W. Wilkinson

Compensation Discussion and Analysis

This CD&A explains our executive compensation philosophy and practices and, in particular, those for our named executive officers or "NEOs." Our NEOs are our Chief Executive Officer and Chief Financial Officer, as well as our three other most highly compensated executive officers in 2013. As used in this CD&A, the "Committee" refers to the Compensation Committee of the Board.

The following is a list of our NEOs by name and position for 2013:

Name	Position
Jack B. Moore	Chairman, President and Chief Executive Officer
Charles M. Sledge	Senior Vice President and Chief Financial Officer
John D. Carne*	Executive Vice President, Chief Executive Officer OneSubsea
William C. Lemmer	Senior Vice President and General Counsel
James E. Wright	Senior Vice President and President, Valves and Measurement
*
Mr. Carne retired effective February 28, 2014.

Summary

Our executive compensation philosophy is based on the premise that the most effective executive compensation program is one designed to encourage and reward achievement of specific annual, long-term and strategic goals. Its design reflects this belief and is intentionally weighted in favor of performance-based compensation. Its goal is to align the interests of our executive officers with those of our stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing stockholder value.

The total direct compensation of our executives is a mix of base salary, annual incentives and long-term incentives. We believe we have an appropriate balance between fixed and variable pay, cash and equity, corporate and business unit goals, and financial and non-financial goals. The benefits provided to our executive officers are generally the same as those broadly available to all our U.S. salaried employees, except for a nonqualified deferred contribution plan made available to more highly compensated employees, including executives and NEOs, and is intended to restore benefits of income deferral that would otherwise be lost due to federal tax limitations using the same funding formula used for eligible employees. Perquisites include only financial planning services and the opportunity for senior vice presidents and higher ranked officers to use company-leased aircraft for personal travel provided they reimburse us for the incremental operating costs.

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KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

WE DO		WE DO NOT
✓	Tie a Majority of Executive Compensation to Performance	Have Employment Contracts with our NEOs
✓	Have Oversight by Independent Compensation Committee	Provide a Supplemental Executive Retirement Plan (SERP)
✓	Receive Guidance from an Independent Executive Compensation Consultant	Provide Significant Perquisites
✓	Have Time-Based Vesting Requirements for Earned Performance-Based Equity Awards	Provide Tax Gross-Ups*
✓	Require Significant Stock Ownership
✓	Have a Compensation Clawback Policy
✓	Prohibit Stock Loans, Pledges & Hedging Transactions
✓	Have Double-Trigger Change-in-Control Severance Agreements
✓	Conduct Annual "Say-on-Pay" Votes
✓	Review Tally Sheets and Review Compensation Related Risk Assessment
*
Other than to change-of-control benefits for executives hired or promoted to executive-level before 2009.

The remainder of the Compensation Discussion and Analysis is organized into six parts, as follows:

Part I	—	Company Performance
Part II	—	Executive Compensation Objectives and Design
Part III	—	Roles and Responsibilities
Part IV	—	Executive Compensation Decision-Making Process
Part V	—	Executive Compensation Elements and Mix
Part VI	—	Other Matters Affecting Our Executive Compensation

Part I — Company Performance

In 2013, Cameron had a record year for orders and revenues, up 13% and 16%, respectively, from the prior year and ended the year with a record backlog, up 34% from the prior year. In addition, we repurchased a record number of shares during 2013, returning $1.5 billion to investors. Please see the graphs in the Proxy Summary Information on page i of this Proxy Statement comparing our 2013 performance to that of the five previous years.

On a comparative basis to our peers, our TSR for the three-year period of 2011 through 2013 ranks in the 54th percentile.

The following table shows a comparison of our TSR performance with that of the weighted average TSR performance of our compensation peer group and the S&P 500 for 2013 and the prior five years, along with a comparison of our CEO's total compensation to these TSR performances for the same period. The second table shows the same comparisons for our four other NEOs' average compensation over the same period.

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COMPARISON OF CEO COMPENSATION TO TSR PERFORMANCE

COMPARISON OF OTHER NEOS' AVERAGE COMPENSATION TO TSR PERFORMANCE

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EXECUTIVE COMPENSATION

Part II — Executive Compensation Objectives and Design

Purpose.    The purpose of our executive compensation program is to provide us with a means to:

•
Attract, retain and motivate qualified executives to lead and manage our business and affairs,

•
Provide performance-based cash and stock incentives to encourage and reward achievement of our annual goals and long-term and strategic objectives; and

•
Provide a competitive total compensation package that reflects our performance against its goals and objectives as well as the individual's performance and contributions to our success.

Pay-For-Performance.    Our executive compensation program is designed to align our compensation goals with the operating and performance goals and metrics chosen by our Board for the purpose of driving long-term stockholder value creation. The design makes a significant portion of total direct compensation contingent upon performance against these goals. Our NEOs' targeted total direct compensation can be earned only if performance targets established by the

Compensation Committee are met. The elements of our executive compensation that pay only against performance are the:

•
Annual Incentives

•
Performance Restricted Stock Unit Awards (PRSUs)

•
Stock Options

We consider these elements of executive compensation to be performance-based compensation which is "at risk" because our annual incentives and performance-based equity awards can be earned only if pre-determined levels of performance are achieved against approved goals, and our stock options provide value only if and to the extent there is an increase in the value of our Common Stock during the option term.

The following charts show that over 66% of the 2013 total direct compensation of our CEO, and over 59% of the average compensation of our other NEOs, was performance-based compensation:

Targeted To Median.    Our program targets the level of cash compensation (made up of base salaries and annual incentives) and long-term equity incentive grant value at the median of what the Committee and its independent compensation consultant consider to be "competitive market levels." The Committee considers the median of these "competitive market levels" to be the appropriate guidepost for achieving our compensation objectives. A median "competitive market level" is developed annually for each executive officer by the Committee's independent compensation consultant and set out in its annual report on executive compensation to the Committee. It is developed by comparing each executive officer's compensation with that of officers in similar positions with our peer companies and with those in the manufacturing industry in general. Peer group data is taken from SEC filings and industry data is from Mercer compensation surveys. In the case of our CEO, Chief Financial Officer and our Executive Vice President, peer company data is given a 75% weighting and industry data a 25% weighting; for our fourth highest NEO, peer company data and industry data are weighted 50% each; and for the fifth NEO, the weightings are employed to reflect the comparability of the position matches at each level, as the more a comparable position appears in peer SEC filings, the greater the weight given peer data.

The industry data is typically lower than peer group data, resulting in our "median competitive market levels" being lower than if derived solely from peer data alone.

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Peer Group.    The peer group used by the Committee when making "competitive market-level" comparisons is composed of publicly traded oilfield services and equipment manufacturing companies selected because they are generally of similar size and complexity, and are those companies with whom we compete in the labor market to attract and retain qualified executives. They include, but are not limited to, the same companies which we use for performance comparisons in our Annual Report.

The peer group used in 2012 for decisions affecting 2013 compensation was composed of the following 15 companies, as selected and approved by the Compensation Committee taking into account the recommendations made by the Committee's independent compensation consultant:

Baker Hughes Incorporated	Nabors Industries, Inc.
Diamond Offshore Drilling, Inc.*	National Oilwell Varco, Inc.
Dover Corporation	Noble Corporation
Ensco plc	Parker-Hannifin Corporation
Flowserve Corporation	Schlumberger Limited
FMC Technologies, Inc.	Transocean Ltd.
Halliburton Company	Weatherford International Ltd.
McDermott International, Inc.
*
Replaced by Oil States International, Inc. for the 2014 peer group.

Eight of the 15 companies in our compensation peer group are included, along with us, in the Philadelphia Oil Service Sector Index (OSX). The peer group companies not included in the OSX are Dover Corporation, Ensco plc, Flowserve Corporation, FMC Technologies Inc., McDermott International, Inc., Noble Corporation, and Parker-Hannifin Corporation. These companies were included because they are manufacturing companies serving the same or similar markets as Cameron. Of the six OSX companies not included in our peer groups, two, Core Laboratories NV and Oceaneering International, Inc., were not included because they are in sufficiently different businesses from us that the Committee does not consider them peers, and the three others, Helmerick & Payne, Inc., Rowan Companies plc and Tidewater, Inc., were not included even though they share some business characteristics with Cameron because they are drilling companies and the Committee concluded that including them would cause drilling companies to be over weighted in the overall group at the expense of manufacturing companies. The remaining OSX company not included in our 2013 peer group, Oil States International, Inc., has been included in our 2014 peer group, replacing Diamond Offshore Drilling, Inc., another drilling company. The Committee replaced Diamond Offshore Drilling, Inc. with Oil States International, Inc. in 2013 for 2014 following a review of a list of peer-of-peers and the peer group used by certain proxy advisors.

The Committee views the former and current peer group appropriate for the purpose of benchmarking executive compensation. For purposes of benchmarking our company performance, however, other peer groups have been deemed more appropriate. For example, the peer comparison utilized for purposes of benchmarking Cameron's TSR is the OSX. The TSR goal and the use of the OSX as the comparison for the relative TSR performance of our company is discussed in Part V of this CD&A under the caption "Long-term Incentives — Performance Awards" on pages 45 of this Proxy Statement.

Part III — Roles and Responsibilities

Role of the Compensation Committee.    The Compensation Committee makes all compensation decisions regarding our executive officers, including our NEOs, except in the case of our CEO. The Committee confers with all the other independent directors in Executive Session of the Board before making its decisions regarding the compensation of our CEO.

The following are the principal functions of the Committee with respect to executive compensation:

•
Establishes compensation policies and reviews them to determine whether they (1) adequately support business goals and objectives or (2) encourage inappropriate behavior from a risk perspective that could have a material adverse effect on us;

•
Approves peer group selection criteria and selects the companies included in our peer group;

•
Sets the CEO's compensation, giving consideration to the performance evaluation of the CEO conducted by the Nominating and Governance Committee, competitive data and the recommendation of the Committee's independent compensation consultant;

•
Sets the other executive officers' compensation, after conferring with all the other independent directors and giving consideration to performance evaluations provided by the CEO, competitive data and the recommendation of the Committee's independent compensation consultant;

•
Oversees administration of our annual incentive program and (1) establishes eligible classes of participants, (2) sets performance goals, (3) approves minimum, target and maximum awards and (4) certifies attainment of goals and approving any payouts;

•
Oversees administration of our long-term incentive plan, including (1) determining the total number of shares available for grant, (2) establishing the award guidelines to be used when determining the amount and mix of individual awards, (3) making grants to executive officers and key employees and (4) authorizing the number of shares available for grant to other employees;

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EXECUTIVE COMPENSATION

•
Exercises oversight responsibility for our severance policies and any individual employment and severance arrangements;

•
Reviews and enforces compliance with our stock ownership guidelines; and

•
Reviews and approves our executive benefits and perquisites.

Role of Independent Compensation Consultant.    The Committee is assisted by an independent compensation consultant retained by the Committee on an annual basis. Frederick W. Cook & Co. Inc. ("FWC") is currently serving in that role. The independent compensation consultant reports to and acts at the direction of the Compensation Committee. FWC provides no services for management or the Compensation Committee that are unrelated to duties and responsibilities of the Committee.

FWC prepared a 2013 Report on Executive Compensation, an annual review of our executives' compensation program, for the Compensation Committee. The Report focuses on the Company's executive compensation program's effectiveness in supporting our business strategy, its reasonableness and competitiveness as compared to the compensation practices of our peer group and other manufacturing companies, and the Company's relative performance versus its peers. It covers each element of total compensation of executive officers, and compares them to data gathered from proxy statements and SEC filings of our peer group companies and from a compensation survey of the manufacturing industry conducted by Towers Watson and Aon Hewitt Associates. It calculates competitive market levels of compensation for each executive officer. It analyzes the cost and potential dilution to our stockholders of equity incentives and compares them to those of our peer group, and reports on the carried interest equity ownership of each of the executive officers, including both shares owned directly and owned indirectly through outstanding equity grants.

Independence of Compensation Consultant.    The Committee has the sole authority to retain or terminate its compensation consultant. The compensation consultant's role with us is limited to executive compensation matters and no such services are performed unless at the direction of and/or with the approval of the Committee. In connection with its engagement of FWC, the Committee considered various factors bearing on FWC's independence, including the amount of fees paid by us to FWC in 2013 and the percentage of FWC's total revenues they represented; FWC's policies and procedures for preventing conflicts of interest and compliance with those procedures; any personal and business relationship of any FWC personnel with any of the Committee members or our executive officers; and FWC's policies prohibiting stock ownership by FWC personnel engaged in any Cameron matter and compliance with those policies. After reviewing these factors, the Committee determined that FWC is independent and that its engagement did not present any conflict of interest.

Role of CEO in the Compensation — Decision Process.    Our CEO periodically reviews the performance of other executive officers, including the other NEOs, with the Committee for the Committee's use when making decisions regarding compensation and other matters, including succession planning. He submits proposals on performance objectives for annual incentive compensation and for long-term incentive grant values. He offers recommendations to the Committee on executive compensation program design and on compensation components for individual executive officers. Our CEO also regularly attends Compensation Committee meetings and provides his perspectives, judgment and recommendations on matters being considered by the Committee.

Part IV — Executive Compensation Decision-Making Process

Advisory Vote On Executive Compensation.    When considering the executive compensation program and executive compensation decisions, the Committee takes into account the most recent stockholder advisory vote on executive compensation and the comments and policies of stockholders and proxy advisory firms expressed in conjunction with that vote or otherwise. The 2013 advisory vote passed with 96.78% of the votes cast in favor. In 2011, our stockholders expressed a preference for an annual advisory vote on executive compensation and the Board has approved and included an advisory vote for this year's Annual Meeting.

Tally Sheets.    In addition to a review of the Report on Executive Compensation prepared by the Committee's independent compensation consultant, each year the Committee reviews a "tally sheet" that itemizes the total compensation of each of our executive officers, including the NEOs, for the past two years and the estimated minimum, target and maximum total compensation that could be earned by each during the current year depending on whether, and to what extent, performance-based compensation is earned. The Committee considers the appropriateness and the amounts of each element, the mix of the elements and the overall amount of total compensation when making its decisions on both the compensation program as a whole and the compensation to be paid each executive for the coming year.

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Risk Considerations.    Our compensation philosophy is to emphasize pay-for-performance and to place a significant amount of total compensation at risk for the reasons discussed above. The Committee selects both short-term goals as well as operational and strategic goals that will drive performance over time. To mitigate against any risk performance pay might cause, the Committee and the Board have adopted stock ownership requirements and a clawback policy, and the Committee has placed time-vesting requirements on earned PRSUs in order to drive a balanced focus between short-term and long-term focus. Additionally, as explained under the caption "Board's Role in Risk Oversight" on pages 22-23 of this Proxy Statement, the independent compensation consultant and the Committee perform an annual assessment of our compensation policies and practices, including all incentive programs, to determine whether the risks arising from those policies and practices could be considered reasonably likely to have a material adverse effect on our company. Based on their review, the independent compensation consultant and the Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have such an effect.

Other Considerations.    When making compensation decisions with respect to each of our executive officers, including our NEOs, in addition to the items discussed above, the Committee also considers:

•
Level of responsibilities and impact of the executive on our results;
•
Skill and experience needed to fulfill his or her responsibilities;

•
Effectiveness in discharging his or her responsibilities;

•
Level of his or her achievement of goals and objectives;

•
Performance of Cameron in relation to its peer group;

•
Compensation levels and practices of companies with whom we compete for talent;

•
Total compensation of each executive position as compared with the compensation for like positions within our peer group and, in order to gain a broader perspective of the range of competitive reasonableness, within the larger category of the manufacturing industry in general;

•
Analyses prepared by and recommendations of the Committee's independent compensation consultant regarding the appropriate amount and mix of compensation for each executive;

•
Recommendations of our CEO (except for his own position); and

•
Internal equity based on the impact of relative duties, responsibilities, position and performance within our company.

Part V — Executive Compensation Elements and Mix

Base Salary.    Each of our executives earns a base salary for services rendered during the year. Base salaries are paid to provide executive officers with a market-competitive minimum level of annual earnings. Base salary ranges are determined for each executive position based on job responsibilities, required experience, general market competitiveness and internal comparisons. Base salaries, along with all other elements of compensation, are reviewed annually by the Committee, giving consideration to:

•
total compensation as itemized in the "tally sheets";

•
changes in levels of responsibility;

•
performance of the executive and his or her contributions to our overall performance;

•
annual competitive review of executive compensation prepared by the Committee's independent compensation consultant; and

•
internal review of the executive's compensation relative to base salaries of other executive officers.

The Committee reviews base salaries at its meeting in the Fall, with any change approved at that meeting taking effect the following April.

Based on its evaluation of these factors, at its October 2012 meeting, the Committee made the following adjustments to 2013 base salaries, effective April 1, 2013:

	2013 Base Salaries
Name	2012 ($)	2013 ($)	% Change
Jack B. Moore	1,125,000	1,125,000	0.0
Charles M. Sledge	580,000	630,000	8.6
John D. Carne	700,000	730,000	4.3
William C. Lemmer	520,000	540,000	3.8
James E. Wright	435,000	453,000	4.1

As a result of the Committee's evaluation of the factors discussed above, at its October 2013 meeting, the

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EXECUTIVE COMPENSATION

Committee made the following adjustments to 2014 base salaries, effective April 1, 2014:

	2014 Base Salaries
Name	2013 ($)	2014 ($)	% Change
Jack B. Moore	1,125,000	1,125,000	0.0
Charles M. Sledge	630,000	652,100	3.5
John D. Carne	730,000	730,000	0.0
William C. Lemmer	540,000	556,200	3.0
James E. Wright	453,000	468,900	3.5

Annual Incentive Compensation.    Our stockholder-approved Management Incentive Compensation Plan ("MICP") provides each of our executive officers and other key management employees an opportunity to earn incentive compensation annually based on performance against pre-established objectives. These objectives are set by the Committee and are based on our Board-approved operating plan and budget. Annual incentive compensation is offered to incentivize the performance of our company-wide business units and individual annual objectives as well as to reflect competitive practice.

MICP Target Award Opportunities.    The Committee, taking into consideration peer group and industry competitive practices, the advice and recommendations of the Committee's independent compensation consultant, and the recommendations of the CEO for positions other than his own, establishes a target-award opportunity for each executive expressed as a percentage of base salary. Our target values are set at or near the market-median target percentages for similar positions within our peer group. Target awards are expressed as a percentage of base salary and the target awards for our NEOs for 2013 and 2014 are set out below.

MICP Target-Award Opportunities
(% of base salary)
Name	2013	2014
Jack B. Moore	115%	120%
Charles M. Sledge	80%	80%
John D. Carne	85%	85%
William C. Lemmer	70%	70%
James E. Wright	65%	65%

Setting the Performance Objectives.    Performance objectives are set by the Committee for each year based on proposals submitted to the Committee by the CEO. The CEO's proposals, and ultimately the performance objectives selected, are based on and designed to encourage achievement of our annual performance goals set out in our Board-approved annual operating plan and budget as well as business strategies for that year. The Committee also considers overall market conditions, the industry environment and our positions in our respective business lines when setting performance objectives.

2013 MICP Performance Objectives.

The Committee selected the following performance objectives for 2013 for all MICP participants, including NEOs:

Performance Objective	Target	Purpose
Financial Earnings Per Share (EPS) Cash Flow from Operations	$3.94 $600M	These objectives are considered to be the principal indicators of financial performance and drivers of stockholder value.
Safety Total Recordable Incident Rate ("TRIR")	..81/100 employees	Our employees are critical to our success and their health and safety need to be a foremost focus of management.
Employee Engagement Voluntary Attrition Rate	7.9%	This objective is intended to support our goal of greater employee engagement as evidenced by voluntary termination rate.

The Committee has the discretion to exclude unusual items from the EPS calculation for MICP purposes if, in the Committee's view, they are not reflective of actual performance against the operating plan and budget, the bases for the MICP performance objectives. Examples of unusual items include stock repurchases, significant acquisitions and divestitures restructuring costs. For 2013, the Committee excluded costs associated with, and the tax impact of, the creation of a new joint venture, OneSubsea, the effective use of cash received from Schlumberger Limited as part of the creation of OneSubsea, the effect of stock repurchases, acquisitions, divestitures and restructuring costs, and the effect of the Venezuelan currency devaluation.

For executives with operating unit responsibilities, the Committee also selected unit earnings before income taxes ("EBIT") and unit cash flow performance as objectives in order

 42       2014 Proxy Statement

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to make a portion of their incentive compensation dependent on performance of their specific unit.

As in prior years, the Committee set a return on equity ("ROE") hurdle of 7%. If the hurdle was not met or exceeded, any bonus payment otherwise earned would have been reduced by 50% for all participants.

2014 Performance Objectives.    For 2014, the Committee again chose EPS and cash flow from operations as the financial performance objectives for all corporate executives, including the CEO for the same reasons they were chosen as 2013 performance objectives, and for executives with operating unit responsibilities the Committee chose EPS, operating unit EBIT, and unit cash flow.

The Committee also maintained a TRIR goal for 2014. For executives with corporate responsibilities, the target objective is a company-wide TRIR goal. For executives with operating unit responsibilities, the TRIR objective is operating unit specific and an improvement over that unit's individual history. The Committee also added on-time-delivery measure as a performance goal, company-wide or operating unit specific, as applicable, as our Company considers this to be a key component of customer satisfaction and engagement.

The Committee instituted a baseline performance hurdle under the MICP for the funding of the annual incentive compensation for NEOs subject to Section 162(m) of the Internal Revenue Code. For 2014 the baseline performance hurdle is achievement of positive earnings. If the performance hurdle is met, the incentive compensation pool will be funded at the maximum opportunity for each NEO. If the hurdle is not met, the NEOs will not earn any annual incentive compensation. If the performance hurdle and the compensation pool fully funds, the Committee will then consider applying negative discretion when determining the actual awards, taking into consideration such matters as our actual performance against the MICP performance objectives for 2014, the individual NEO's performance and contributions, and other factors.

Weighting of Performance Objectives.

2013 Weighting.    For 2013, the Committee weighted the EPS, cash flow from operations, TRIR and voluntary attrition rate objectives for corporate executives at 60%, 20%, 10% and 10%, respectively, to ensure management was focused on earnings, cash generation, safety and employee engagement. For executives with operating unit responsibilities, the weighting for EPS, unit EBIT, unit cash flow, unit TRIR, and unit voluntary attrition rate was 30%, 30%, 20%, 10% and 10%, respectively.

2014 Weighting.    For 2014, the Committee weighted EPS at 50%, cash flow from operations at 20%, TRIR at 10% and on-time-delivery at 20% for corporate executives and, for executives with operating unit responsibilities, the Committee weighted 25% for EPS, 25% for unit EBIT, 20% for unit cash flow, and 10% for TRIR and 20% for on-time-delivery.

Setting Achievement Levels.    The Committee establishes the percent of a target award that can be earned at different performance levels. Minimum, target and maximum payout levels are set out below. For 2013, the Committee set the performance level that must be achieved for maximum payout for EPS and EBIT at 115% and cash flow from operations at 125%. For 2014, the Committee raised the maximum payout level for EPS and EBIT to 120%, and lowered the cash flow from operations maximum payout level to 120%.

Performance Level Achieved
2013	2014	% of Target Award Earned
Less than 80%	Less than 80%	0
80%	80%	Minimum 50
100%	100%	Target 100
(EPS) 115%	120%	Maximum 200
(EBIT) 115%	120%	Maximum 200
(Cash Flow) 125%	120%	Maximum 200

The maximum amount that can be earned under the MICP for any year is capped at 200% of target bonus even when performance exceeds the maximum. Under the MICP, no additional sum can be earned or "banked" for subsequent years.

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Certifying Performance.    During the first quarter, following year-end and the completion of our financial statement audit, our company's and each unit's actual performance against the established goals is computed. The 2013 results for EPS, cash flow for operations, safety and employee engagement are set out in the table below.

	2013 Performance Attained
	Target	Actual	Performance Achieved	Payout Attainment	Weight	Payout Result
EPS	$3.94	$3.20	81.20%	53.16%	60%	31.90%
Cash Flow From Operations	$600M	$889M	148.20%	200.00%	20%	40.00%
TRIR (Safety)	0.81%	0.83%	97.59%	79.42%	10%	7.94%
Employee Engagement	7.90%	9.14%	Below Minimum	0.00%	10%	0.00%
TOTAL PERFORMANCE						79.84%

Approving Payouts.

Employee Engagement Goal.    In assessing performance relative to the employment engagement goal for participants with company-wide responsibilities, we discovered that the baseline measure of attrition due to voluntary termination was set based on an incomplete dataset. This error was not discovered until after the target percentage had been recommended to and approved by the Committee. When measuring against goal performance at year-end, the result showed performance level that failed to achieve the minimum threshold of 80%. Because meaningful progress had been made against this goal, we re-evaluated the underlying data and discovered the error made in the goal setting process. We found that had the correct dataset been used, or had the error been discovered and corrected prior to management's recommendation and the Committee's approval of the goal, the correct target for this goal would have been 8.83% rather than 7.9%, and a performance payout level would have been 111.67%. After an explanation, the Committee exercised its discretion under the terms of the MICP, and adjusted awards by restoring the 11.17% of target bonuses that would have been lost for all MICP participants having the company-wide (versus operating unit) employee engagement goal as a result of this error. The Committee did not, however, make this adjustment for the NEOs subject to the company-wide employee engagement goal, including the CEO. The Committee did "restore" a like portion of the MICP award to one of the NEOs with the company-wide goal by approving a one-time, discretionary bonus outside of the MICP for this NEO. See footnote 10 of the Summary Compensation Table on page 50.

Safety Goal.    The Committee accepted Management's proposal that, in spite of Cameron having achieved 98% of its safety goal, the executive leadership team, which includes the NEOs, would forego any payout related to that metric, which decreased these executives' payouts by 7.94 percent.

CEO Payout Determination.    The Committee, in recognition of our company's TSR performance in relation to our peer group in 2013, exercised negative discretion when determining payout and reduced the payout to the CEO by 22.1% of target award.

The table below shows the difference between the "pro forma" MICP 2013 payments to the NEOs, payments that performance levels achieved would have resulted in absent Committee action, and the 2013 payouts actually approved by the Committee. The sums paid out are also disclosed in the "Non-Equity Incentive Compensation Plan" column of the Summary Compensation Table on page 49.

	2013 MICP Payouts
	Target Award (%) of Base Salary	Target Payout ($)	Performance Attained (%)	Discretion ($)	Calculated Payout ($)	Actual Payout (%)	Actual Payout ($)
Jack B. Moore	115.00	1,293,750	79.84	(388,643)	1,032,930	49.80	644,288
Charles M. Sledge	80.00	494,000	79.84	(143,398)	394,410	49.80	246,012
John D. Carne	85.00	614,125	106.85	0	656,193	106.85	656,193
William C. Lemmer	70.00	374,500	79.84	(29,735)	299,001	71.90	269,265
James E. Wright	65.00	291,525	113.31	(58,305)	330,327	93.31	272,022

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Long-Term Incentives.    The purpose of our long-term equity awards is to support the achievement of long-term goals. They are also intended to align compensation of executives and other key management employees with the interests of our long-term stockholders by providing incentives tied to our long-term success and increases in share price and stockholder value.

Our long-term incentive program is administered under our Equity Incentive Plan, which was approved by our company's stockholders in 2013. The Committee, after discussions with our independent compensation consultant, determines the aggregate value for the long-term incentives to be granted to the executive officers as a group and individually. The Committee makes its determinations giving consideration to:

•
the grant practices of our peer group companies, which are reflected in the independent compensation consultant's annual Report on Executive Compensation;

•
industry grant practices in general;

•
the share value to be transferred in comparison to amounts granted by peer companies and industry surveys; and

•
the "burn rate" or percentage of outstanding shares that would be used.

The tables below sets out target long-term incentive grant value established for each of our NEOs for 2013 and 2014.

	Target Long-Term Incentive Grant Value
NEO	2013 Value	2014 Value
Jack B. Moore	6,400,000	6,800,000
Charles M. Sledge	2,200,000	2,200,000
John D. Carne	2,200,000	1,000,000
William C. Lemmer	1,700,000	1,700,000
James E. Wright	1,350,000	1,350,000

Long-term Incentive Vehicle Mix.    For both 2013 and 2014, the Committee chose the following long-term incentive grant mix:

The Committee determined this is the appropriate mix as it focuses equally on three-year objectives and on long-term growth in share value, while placing a lesser, though still significant, emphasis on retention and continuity. Individuals may be granted more or less than the target amounts for their positions, based on individual performance, past grant history, employment retention considerations, internal equity, and the Committee's evaluation of future promotability.

Performance Awards.    PRSU awards are intended to serve two purposes: (1) encourage and reward performance against established goals and (2) assist in retention of key employees as any PRSUs earned by performance cliff vest three years from the date of grant. Both the performance and continued employment requirements must be satisfied in order for the executive to earn a payout under the award. The performance goals are established by the Committee no later than its first meeting of the year.

For 2013 and 2014, 40% of each officer's target long-term incentive grant value is made up of PRSUs. The target number of PRSUs subject to any individual award was determined by dividing 40% of the long-term grant value targeted for that individual by the "grant date fair value" of the awards. See Footnote No. 2 to the Summary Compensation Table for the calculation of the "grant date fair value."

The number and value of PRSUs granted for 2013 and 2014 that can actually be earned is determined by performance against the goals established by the Committee and can range from 0 to 200% of the target value.

The 2013 and 2014 PRSUs were divided as follows: 50% with an ROIC goal and 50% with a TSR goal. The Committee chose ROIC as a goal because it is a generally accepted benchmark to measure the return a company generates on the capital invested in its business. Performance against the ROIC target goal is determined by averaging our performance against the ROIC goal set by the Committee for each of the three years of their respective performance periods. The ROIC goal for 2013 was set at 16%. Since it was set before our investment in the OneSubsea joint venture, when calculating the ROIC performance achieved for 2013, the Committee excluded the effects of that investment and determined performance against the 2013 goal to be 14.3%, or 73.4% of target. This will be adjusted with performance in 2014 and 2015 performance to determine the actual number of shares earned under the 2013 PRSU awards.

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EXECUTIVE COMPENSATION

The following table summarizes how performance against the 2014 ROIC goal was measured.

Maximum	200%	Payout earned a ROIC achievement of 14.9% or greater
Target	100%	Payout earned a ROIC achievement of 12.4%
Minimum	50%	Payout earned a ROIC achievement of 9.9%
No Payout	0%	Payout earned a ROIC achievement of less than 9.9%

The Committee chose TSR as a goal in order to directly align the interests of our executives with those of our stockholders. Performance against the TSR goal is determined by comparing the performance of our TSR with that of the OSX over the three year performance period of the PRSUs. The Committee determined that the OSX is an appropriate benchmark against which to compare our TSR performance.

The following table summarizes the relationship between our TSR performance when compared with that of the OSX index.

Maximum	200%	Payout earned when Company outperforms OSX by 33.33% or greater
Target	100%	Payout earned when Company performance equals OSX
Minimum	50%	Payout earned when Company underperforms the OSX by no less than 16.67%
No Payout	0%	Payout earned when Company underperforms the OSX by more than 16.67%

Stock Options.    Stock option awards are intended to make a portion of executive officers' total direct compensation contingent on long-term stock price appreciation. In October 2012 and 2013, each executive officer, including the NEOs, received an award of stock options for the years 2013 and 2014, respectively. The number of options for each individual award was determined by dividing 40% of the long-term incentive grant value targeted for that individual by the value of a stock option. See Footnote No. 3 to the Summary Compensation Table for the calculation of the "grant date fair value."

The exercise price for all our stock option awards, including those for 2013 and for 2014, is equal to the closing share price on the date of grant.

The Committee has historically approved annual awards of stock options at its Fall meeting, which is scheduled at least one year in advance. The Committee prefers this "mechanical" approach to selecting the grant date, rather than a "discretionary" approach, as it avoids having to make arbitrary judgments regarding timing of awards. To the extent newly hired or promoted executives receive an initial award of stock options, such options are priced at the closing price on a date no earlier than their actual start or promotion date.

Stock options vest over a three-year period, with one-third of the options vesting per year, beginning on the first anniversary of the grant date. Stock options have a ten-year term. For treatment of vesting upon certain termination events such as retirement or death within the three-year vesting period, see the discussion following the Grants of Plan-Based Awards table on page 51.

Restricted Stock Units.    Awards of RSUs are intended to encourage and promote retention. The number of RSUs for any individual award was determined by taking 20% of the long-term incentive grant value targeted for that individual and dividing it by the closing price of the Company's stock on the date of grant. The RSU awards for both 2013 and 2014 will cliff vest over a three-year period, with one-third vesting per year, beginning on the first anniversary of the grant. To ensure that certain deduction limits under Section 162(m) of the Internal Revenue Code not apply to RSU awards (see "Tax Implications of Executive Compensation" on page 48), RSU awards for our executive officers, including our NEOs, require that we generate more than $50 million of net income in the year following the year the grant is made (e.g., awards made in October 2012 for 2013 require $50 million net income in 2013) as a condition to the RSUs being earned and eligible for vesting. For treatment of vesting upon certain termination events such as retirement or death within the three-year vesting period, see the discussion following the Grants of Plan-Based Awards table on page 51.

Benefits, Retirement Programs and Perquisites.    We provide our executive officers with benefits and perquisites that the Committee has concluded are reasonable to assist in attracting and retaining qualified executives. The Committee reviews each year the appropriateness of both the nature and type of benefits and perquisites, and the associated values and costs.

Benefits and Retirement Programs.    We provide executive officers, including our CEO and the other NEOs, the same health and welfare benefits that are broadly available to our U.S. non-union employees, with no additional related benefits, programs or special features.

In addition to our Retirement Savings Plan, which is a qualified deferred compensation plan under Section 401(k) of the Internal Revenue Code ("Code") and in which all U.S. employees, including executive officers, who meet the age, service and other requirements of the plan are eligible to participate, we offer a deferred compensation plan to more highly compensated employees, including executives. We do not provide defined benefit plans to executive officers.

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Our Deferred Compensation Plan is a nonqualified deferred contribution plan. It is designed to allow deferral of income from base salary and annual bonus and company contributions that could have been made under our Retirement Savings Plan but for IRS limitations on deferrals of compensation into a tax-qualified plan. There is no "above-market" interest credited on any deferred compensation as defined in applicable SEC rules relating to disclosures on proxy statements.

Mr. Carne was a participant in the pension plan provided to our U.K. employees, but his participation was frozen as of the time he transferred from the U.K. to the U.S. in 2002, and he took distribution of his plan balance in September of 2013.

Perquisites.    In 2013, our executive officers, including the NEOs, were eligible to receive financial planning services.

The Committee believes it is in the interest of our company to assist executives in handling their personal finances, particularly tax filing obligations, to prevent them from being a distraction to the executive or an embarrassment to us. The CEO and Executive and Senior Vice Presidents are eligible to use company-leased aircraft for personal travel, provided they reimburse us for the incremental operating cost of any such use. There are no tax gross-ups for any reported income related to such perquisites.

The cost to us of all benefits and perquisites provided to executive officers is included in the Committee's independent compensation consultant's competitive analysis and in the annual "tally sheet" presentation to the Committee on total compensation paid to executives.

Part VI — Other Matters Affecting Our Executive Compensation

Clawback of Incentive Compensation.    We have an executive compensation clawback policy. Under that policy, which has been incorporated into awards under our annual incentive plan, Management Incentive Compensation Plan, and Equity Incentive Plan, should any executive officer commit fraud or intentional wrongdoing that results in a required financial restatement, we have the right to recover incentive and performance compensation paid or awarded to such executive officer within the past five years for the year restated and for the two years prior to any year of restatement.

Stock Ownership Requirements.    In addition to stock ownership guidelines for directors described under the caption "Corporate Governance — Stock Ownership Guidelines" on page 23 of this Proxy Statement, we have stock ownership requirements for executives and other key employees. Within three years of being appointed an executive or other key employee of our company, or being promoted to a position requiring increased ownership, the executive or employee is required to directly own Common Stock having a market value or cost basis, whichever is higher, equal to at least the following multiple of his or her base salary:

Level	Base Salary Multiple
CEO	6
Executive Vice President	4
Senior Vice President	3
Vice President	2
All Other Executive Long-Term Incentive Program Participants	2

All NEOs meet or exceed their ownership requirement. All others subject to this requirement meet or exceed their ownership requirement or are within the three-year period given to achieve compliance. The ownership interests of the NEOs individually, and executives as a whole, are set out in "Security Ownership of Management" on page 6 of this Proxy Statement.

Employment, Severance and Change-in-Control Arrangements

Employment Contracts.    We have no employment contracts with any of our executive officers, except for the change-in-control agreements described below.

Executive Severance Policy.    We have an Executive Severance Policy for all executive officers, including the NEOs. The Policy provides for salary continuation for 12 months for a covered executive if such executive's employment with our company is terminated by us for any reason other than cause. Participation in the annual incentive plan is prorated through the last day of employment and determined based on achievement of the goals and objectives established for the applicable year, but no entitlements are earned during the severance period. The amount of these payments, had any of the NEOs been terminated for any reason other than cause on December 31, 2013, is set out under the caption "Payments Under Executive Severance Policy" beginning on page 57 of this Proxy Statement.

We provide executive severance because we recognize the impact on individuals of our need to be able to freely make changes at the executive level, and of the relatively more difficult employment transition encountered when executive-level employees are terminated with possibly little or no notice.

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EXECUTIVE COMPENSATION

Change-in-Control Agreements.    We have change-in-control agreements with 16 executive officers, including each of the NEOs. Payment under each of these agreements would only be made if the executive officer were to be terminated in connection with a change in control ("double trigger"). The agreements are described, and the payment that would have been made had an NEO been terminated on December 31, 2013 in connection with a change in control are outlined, under the caption "Payments Upon Termination In Conjunction With Change In Control" on page 56 of this Proxy Statement.

We recognize that, as is the case with many publicly held corporations, the possibility of a change in control may arise and that such possibility, and the uncertainty and questions it may raise among our executive officers, may cause a distraction and result in the departure of one or more of them to our Company's and our stockholders' detriment. The Committee has determined that it is in the best interests of our company and our stockholders to help assure the continuation of service by certain executive officers, and to reinforce and encourage their attention and dedication to their assigned duties without distraction in circumstances arising from the possibility of a change in control. The Committee believes it important, should we or our stockholders receive a proposal for or notice of a change in control, or consider one ourselves, that we maintain a sound and vital management team and our executives be able to assess and advise our Company whether such transaction would be in the best interests of our company and our stockholders, and to take such other action regarding the transaction as our Board of Directors determines to be appropriate, without being influenced by the uncertainties of their own situations. We also believe that entering into change-in-control agreements with some of our executive officers has helped us attract and retain the level of executive talent needed to achieve our goals.

The elements of the severance benefits and the amounts of each were approved by the Committee at the time the agreements were entered into, or most recently modified, based on the Committee's assessment of what was appropriate and competitive at that time. As a result, in prior years the Committee: reduced the severance benefits provided by our change-in-control agreements by eliminating equity grants as one of the elements of payment upon a change-in-control; reduced the annual incentive compensation portion to the larger of any award earned in the last three years or target award, and eliminated tax gross-up payments in agreements entered into since 2009. In 2012, the Committee, in conjunction with and as a consequence of executive officers being placed into two different compensation groups, also changed the multiplier used to determine the severance benefits so that the multiplier for severance benefits for certain of our executive officers, including the NEOs, remains at 3, but for the other executive officers is now 2 or 1.

Tax Implications of Executive Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of annual compensation that may be deducted by us in any year with respect to an NEO. Certain performance-based compensation subject to performance criteria approved by stockholders is not subject to this deduction limitation and, as a result, annual incentive compensation paid pursuant to our Management Incentive Compensation Plan and stock options, RSU and PRSU awards granted under our Equity Incentive Plan generally will qualify as performance-based compensation and should be deductible.

The Committee is mindful of the limitation and has structured the various elements of our executive compensation to fall within the limit or the exception. The Committee and/or the Board of Directors, however, may from time to time, in circumstances deemed appropriate, award compensation that may not be deductible, in order to, in their judgment, compensate executives in a manner commensurate with performance and the competitive market for executive talent.

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Summary Compensation Table

The following table sets forth the compensation earned for services rendered to us for the fiscal year ended December 31, 2013, by Mr. Moore, our CEO; Mr. Sledge, our CFO; and the other NEOs.

Some differences in the compensation of our named executive officers result from the fact that our compensation philosophy is to pay competitively by position. In order to determine competitive levels, the independent compensation consultant, at the direction of the Compensation Committee, benchmarks each position against employees holding similar positions in our peer group and in the manufacturing industry in general. Our compensation policy and benchmarking practices are explained in the CD&A section of this Proxy Statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)(2)(4)(5)	Option Awards ($)(1)(3)(4)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)(8)	Total ($)
Jack B. Moore	2013	1,125,000	0		3,919,852	2,719,985	644,288	231,647	304,309	8,945,081
Chairman, President	2012	1,110,125	0		3,839,938	2,559,995	1,763,428	164,947	213,231	9,651,664
and CEO	2011	1,045,808	0		2,839,973	2,559,989	697,135	(11,280)	216,798	7,348,423
Charles M. Sledge	2013	617,500	0		1,319,937	879,991	246,012	184,452	137,892	3,385,784
Sr. Vice President &	2012	570,375	0		1,520,169	879,993	590,894	110,402	103,860	3,775,693
Chief Financial Officer	2011	530,423	0		895,967	799,988	265,185	(32,520)	112,651	2,571,694
John D. Carne	2013	722,500	0		879,960	999,992	656,193	296,303	293,611	3,848,559
Executive Vice	2012	689,125	300,000	&zwsp; (9)	1,319,949	879,993	809,105	138,322	178,435	4,314,929
President	2011	644,192	0		1,039,982	879,993	365,006	19,922	142,828	3,091,923
William C. Lemmer	2013	535,000	41,832	&zwsp; (10)	1,019,883	679,996	269,265	503,685	115,527	3,165,188
Sr. Vice President &	2012	513,700	0		1,340,191	679,995	496,702	229,577	88,172	3,348,337
General Counsel	2011	487,415	0		855,948	719,998	211,192	(31,733)	101,247	2,344,067
James E. Wright	2013	448,500	0		806,935	539,985	272,022	55,869	105,319	2,228,630
Sr. Vice President &	2012	431,625	0		829,969	539,988	422,125	37,395	100,239	2,361,341
President, Valves & Measurement	2011	414,362	0		683,938	559,989	333,275	7,518	82,517	2,081,599

(1)
The amounts included in the "Stock Awards" and "Option Awards" columns represent the "grant date fair value" in 2013, 2012 and 2011 as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, regarding Stock Compensation ("ASC 718").

(2)
The "grant date fair value" for "Stock Awards" awarded as (i) PRSUs with an ROIC goal is $56.46 per share, the closing price of Common Stock on 1/1/2013, the date of grant, (ii) PRSUs with a TSR goal is $56.19, calculated using a Monte Carlo valuation as of 1/1/2013, the date of grant; and (iii) RSUs is $64.97, based on the closing price of Common Stock on 10/17/2013, the date of grant.

(3)
The "grant date fair value" for "Option Awards" is $16.19, calculated in accordance with ASC 718, and based on an exercise price equal to the closing price of Common Stock of $64.97 per share on 10/17/2013, the date of grant.

(4)
For both RSU and stock option grants, the value shown is what is reflected in our financial statements. See Cameron's Annual Report for the years ended December 31, 2013, 2012 and 2011 for a complete description of the valuation assumptions. Amounts included for 2013 PRSUs represent target. Threshold, target and maximum award levels for the PRSUs are shown in the table below:

Name	Threshold ($)	Target ($)	Maximum ($)
Jack B. Moore	1,279,950	2,559,900	5,119,800
Charles M. Sledge	439,980	879,960	1,759,920
John D. Carne	439,980	879,960	1,759,920
William C. Lemmer	339,948	679,895	1,359,790
James E. Wright	269,993	539,985	1,079,970

(5)
PRSUs granted on January 1, 2012, and included in the "Stock Awards" values reported in the 2013 Proxy Statement's Summary Compensation Table are valued not at "grant date fair value" but at a value that included the impact of performance achievement, which was known at the time of disclosure. These PRSUs have been revalued using the "grant date fair value" for the 2012 "Stock Awards" in this Summary Compensation Table.

(6)
The amount shown for each NEO in the "Non-Equity Incentive Plan Compensation" column is attributable to MICP annual incentive compensation awards earned in fiscal years 2013, 2012, and 2011, but paid in 2014, 2013 and 2012, respectively.

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EXECUTIVE COMPENSATION

(7)
The figures set out as "All Other Compensation" for 2013 are the sum of the Total Other Annual Compensation attributable to (i) retirement benefits and (ii) welfare benefits and perquisites and are set out in the following two tables:

Name	Company Contributions to Retirement Savings Plan ($)	Company Retirement Contributions to NQ DC Plan ($)	Company Match Contributions in NQ DC Plan ($)	Total Other Annual Compensation attributable to retirement benefits ($)
Jack B. Moore	22,950	79,003	158,006	259,959
Charles M. Sledge	22,950	28,602	57,204	108,756
John D. Carne	22,950	38.298	76,596	137,844
William C. Lemmer	22,950	23,301	46,602	92,853
James E. Wright	22,950	18,469	36,938	78,357

Name	Spousal Travel ($)(1)	Excess Life ($)	Welfare Benefits ($)(2)	Relocation Expense ($)	Financial Planning Services ($)	Total Other Annual Compensation attributable to welfare benefits and perquisites ($)
Jack B. Moore	7,934	7,524	18,921	—	9,971	44,350
Charles M. Sledge	0	1,021	18,387	—	9,728	29,136
John D. Carne	11,344	10,246	14,606	109,723	9,848	155,767
William C. Lemmer	3,431	7,390	2,534	—	9,319	22,674
James E. Wright	560	2,056	14,355	—	9,991	26,962

(1)
Spousal travel costs are costs incurred by us when a spouse accompanies an NEO to a function or event for business purposes. This cost is imputed to the NEO as income.

(2)
Welfare benefits are the employer-paid portions of premiums for Medical (including Health Savings Account Contribution), Dental, Life, AD&D and LTD paid for the benefit of the employee.

(8)
Mr. Carne participated in the Cameron Deferred Contribution Pension Plan (formerly Cooper Cameron (UK) Retirement Benefits Plan) while employed by a U.K. subsidiary until he transferred to the U.S. in 2002. The value of the accumulated pension benefits set out on page 54 of this Proxy Statement

(9)
Mr. Carne was awarded this bonus in consideration of delaying his announced retirement and agreeing to serve as the Chief Executive Officer of OneSubsea upon its creation following regulatory clearances.

(10)
As discussed in the subsection entitled "Approving Payouts" in the section of "Compensation Discussion and Analysis" on page 44 of this Proxy Statement, the Committee "restored" a like portion of Mr. Lemmer's MICP award that would have been lost as a result of an error in the calculation of the target of the Employee Engagement goal recommended to and approved by the Committee by approving a one-time discretionary bonus outside of the MICP.

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Grants of Plan-Based Awards in Fiscal Year 2013

The following table provides information on non-equity incentive plan awards, stock options and Restricted Stock Units granted, and the grant date fair value of these awards.

			Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Award Type	Grant Date(1)	Approval Date(4)	Threshold ($)(3)	Target ($)(3)	Maximum ($)(3)	Units (#)	Options (#)	Awards ($/Sh)	Awards ($)(4)
Jack B. Moore	Annual MICP	1/1/2013	02/19/2014	646,875	1,293,750	2,587,500
	Performance RSU	1/1/2013	10/17/2012				45,449			2,559,900
	Annual RSU	10/17/2013	10/16/2013				20,932			1,359,952
	Annual Option	10/17/2013	10/16/2013					168,004	64.97	2,719,985
Charles M. Sledge	Annual MICP	1/1/2013	02/19/2014	247,000	494,000	988,000
	Performance RSU	1/1/2013	10/17/2012				15,623			879,960
	Annual RSU	10/17/2013	10/16/2013				6,772			439,977
	Annual Option	10/17/2013	10/16/2013					54,354	64.97	879,991
John D. Carne	Annual MICP	1/1/2013	02/19/2014	307,063	614,125	1,228,250
	Performance RSU	1/1/2013	10/17/2012				15,623			879,960
	Annual Option	10/17/2013	10/16/2013					61,766	64.97	999,992
William C. Lemmer	Annual MICP	1/1/2013	02/19/2014	187,250	374,500	749,000
	Performance RSU	1/1/2013	10/17/2012				12,071			679,895
	Annual RSU	10/17/2013	10/16/2013				5,233			339,988
	Annual Option	10/17/2013	10/16/2013					42,001	64.97	679,996
James E. Wright	Annual MICP	1/1/2013	02/19/2014	145,763	291,525	583,050
	Performance RSU	1/1/2013	10/17/2012				9,587			539,985
	Annual RSU	10/17/2013	10/16/2013				4,155			269,950
	Annual Option	10/17/2013	10/16/2013					33,353	64.97	539,985

(1)
A discussion of grant practices is included on pages 45-47 of this Proxy Statement.

(2)
Payouts of the MICP awards approved in February 2014 are included as 2013 compensation in the Summary Compensation Table above on page 49.

(3)
The amounts shown reflect the MICP annual incentive compensation awards. In November 2012, our Compensation Committee established target MICP annual incentive compensation awards for 2013, expressed as a percentage of each NEO's 2013 base salary. The percentages are noted in "NEO Target-Award Opportunities" on page 42 of this Proxy Statement. In February 2013, the Committee approved individual and company performance goals for the MICP for 2013. The dollar amount shown in the "target" column represents the target award of each NEO for 2013. The amount shown in the "maximum" column represents the maximum amount that could be paid under the MICP for 2013. The amount shown in the "threshold" column represents the amount payable if only the minimum level of company achievement of performance goals were attained, which is 50% of the target award. Please see "Compensation Discussion and Analysis — Executive Compensation Decision-making Process — Annual Incentive Compensation" on pages 42-44 of this Proxy Statement for more information regarding the Company's MICP and the 2013 MICP awards and performance measures.

(4)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the fair value on the date of grant. See Footnote No. 2 and 3 to the Summary Compensation Table above for information regarding the grant date fair value of these awards.

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Stock options and RSUs vest over a three-year period with one-third of the options vesting per year beginning on the first anniversaries of their date of grant. PRSUs cliff vest three years from date of their grant. The impact of termination on vesting and exercisability of stock options, as well as the vesting of RSUs and PRSUs, is set out below:

	Stock Options		RSU/PRSUs
Termination Circumstances	Vesting	Exercise Rights	Vesting	Exercise Rights
Voluntary	Ceases	90 days	Ceases	N/A
Age 65 with 10 years of service	Continues	Grant Term	Continues	N/A
Age 60 with 10 years of service	Continues(1)	Lesser of 3 years or Grant Term	Continues(1)	N/A
Death	Accelerates(2)	Lesser of 3 years or Grant Term	Accelerates(2)	N/A
Disability	Accelerates(2)	Lesser of 3 years or Grant Term	Accelerates(2)	N/A
Reduction in Force	Continues(1)	Lesser of 3 years or Grant Term	Continues(1)	N/A
For Cause	All vested and unvested shares forfeited	N/A	Ceases	N/A
Change-in-Control and Successor does not Assume the Award or Grant New Award	Accelerates	Grant Term	Accelerates	N/A

(1)
In the event of termination within one year from the date of grant, the number of options or RSUs and PRSUs that vest for the year of termination will be reduced to a proportion that reflects the portion of the year employed except for executive Officers age 65 or older whose grants are not prorated.

(2)
In the event of termination by reason of death or long-term disability, the award will immediately vest in full as of the date of death or the date of termination.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End

The following table presents information about outstanding stock option awards classified as "exercisable" and "unexercisable" as of December 31, 2013, for our CEO, Chief Financial Officer and the three other NEOs, as well as RSU and PRSU awards to the NEOs that were not yet vested as of December 31, 2013. The awards approved by the Committee in October 2013, that can be earned by 2014 performance, were granted effective January 1, 2014 and are, therefore, not included in this table, but will be reflected in the "Outstanding Equity Awards at Fiscal Year-End" table in our 2015 Proxy Statement.

	Option Awards					Stock Awards
Name	Option Grant Date(1)(2)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Restricted Stock Grant Date(1)(3)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Jack B. Moore	11/13/2008	205,516	0	22.30	2015	10/20/2010	8,666	515,887
	11/06/2009	180,000	0	39.24	2016	11/16/2011	16,653	991,353
	10/20/2010	315,000	0	42.81	2017	01/01/2012	51,440	3,062,223
	11/16/2011	117,945	58,972	51.24	2021	10/18/2012	22,836	1,359,427
	10/18/2012	54,422	108,843	56.05	2022	01/01/2013	45,449	2,705,579
	10/17/2013	0	168,004	64.97	2023	10/17/2013	20,932	1,246,082
Charles M. Sledge	11/15/2007	2,272	0	44.01	2014	10/20/2010	2,750	163,708
	11/06/2009	62,000	0	39.24	2016	11/16/2011	5,204	309,794
	10/20/2010	99,900	0	42.81	2017	01/01/2012	16,072	956,766
	11/16/2011	36,858	18,428	51.24	2021	10/18/2012	11,183	665,724
	10/18/2012	18,708	37,414	56.05	2022	01/01/2013	15,623	930,037
	10/17/2013	0	54,354	64.97	2023	10/17/2013	6,772	403,137
John D. Carne	11/15/2007	2,272	0	44.01	2014	10/20/2010	3,333	198,413
	11/06/2009	2,548	0	39.24	2016	11/16/2011	5,724	340,750
	10/20/2010	121,100	0	42.81	2017	01/01/2012	17,681	1,052,550
	11/16/2011	40,544	20,271	51.24	2021	10/18/2012	7,850	467,311
	10/18/2012	18,708	37,414	56.05	2022	01/01/2013	15,623	930,037
	10/17/2013	0	61,766	64.97	2023
William C. Lemmer	11/15/2007	2,272	0	44.01	2014	10/20/2010	2,750	163,708
	11/06/2009	2,548	0	39.24	2016	11/16/2011	4,683	278,779
	10/20/2010	99,900	0	42.81	2017	01/01/2012	14,466	861,161
	11/16/2011	33,172	16,586	51.24	2021	10/18/2012	9,399	559,522
	10/18/2012	14,456	28,911	56.05	2022	01/01/2013	12,071	718,587
	10/17/2013	0	42,001	64.97	2023	10/17/2013	5,233	311,520
James E. Wright	11/15/2007	2,272	0	44.01	2014	10/20/2010	2,266	134,895
	11/06/2009	18,333	0	39.24	2016	11/16/2011	3,642	216,808
	10/20/2010	81,800	0	42.81	2017	01/01/2012	11,252	669,832
	11/16/2011	25,800	12,900	51.24	2021	10/18/2012	4,817	286,756
	10/18/2012	11,480	22,958	56.05	2022	01/01/2013	9,587	570,714
	10/17/2013	0	33,353	64.97	2023	10/17/2013	4,155	247,347

(1)
For better understanding of this table, we have included separate columns to show the grant date of stock options and restricted stock units.

(2)
Options awarded prior to 2011 are fully vested. The vesting schedules for the option awards are as follows:

Grant Date	RSU Vesting Schedule	Remaining Vesting Dates
11/16/2011	One-third vests each year for three years from date of grant	11/16/2014
10/18/2012	One-third vests each year for three years from date of grant	10/18/2014
10/18/2015
10/17/2013	One-third vests each year for three years from date of grant	10/17/2014
10/17/2015
10/17/2016

  2014 Proxy Statement       53

EXECUTIVE COMPENSATION

(3)
The vesting schedules for RSU and PRSU awards are as follows:

Grant Date	RSU Vesting Schedule	Remaining Vesting Dates
11/16/2011	One-third vests each year for three years from date of grant	11/16/2014
10/18/2012	One-third vests each year for three years from date of grant	10/18/2014
10/18/2015
10/17/2013	One-third vests each year for three years from date of grant	10/17/2014
10/17/2015
10/17/2016

Grant Date	PRSU Vesting Schedule	Remaining Vesting Dates
01/01/2012	Vests three years from date of grant (performance-based)	12/31/2014
01/01/2013	Vests three years from date of grant (performance-based)	12/31/2015

(4)
Based on the closing price of our Common Stock as of December 31, 2013 of $59.53, as reported on the New York Stock Exchange.

Option Exercises and Stock Vested

The following table provides additional information about the value realized by the persons named in the Summary Compensation Table on option exercises and stock award vesting during the year ended December 31, 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jack B. Moore	160,000	3,289,739	77,629	4,382,933
Charles M. Sledge	68,212	1,648,996	28,363	1,615,795
John D. Carne	158,847	3,296,086	30,449	1,719,151
William C. Lemmer	169,181	3,677,759	28,103	1,601,115
James E. Wright	51,728	1,103,597	22,279	1,257,872

Pension Benefits Table

The following table discloses the years of credited service, and the actuarial present value of the accumulated pension benefits as of September 10, 2013, the date Mr. Carne took distribution of his plan assets. Mr. Carne, who retired at the end of February 2014, was our only NEO with a pension benefit. Please see Footnote 8 to the Summary Compensation Table on page 50 for more information on why one of our NEOs was entitled to a pension.

Name	Plan name	Number of years of credited service	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
John D. Carne	UK Retirement Plan	12	$657,695	&zwsp; (1)	$657,695

(1)
Converted to US dollars from British pounds as of September 10, 2013 using exchange rate of 1.5727: GBP 418,195.

 54       2014 Proxy Statement

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation

Under our Deferred Compensation Plan, a participant can defer up to 20% of his/her base salary and up to 75% of his/her annual incentive bonus each year. We make matching contributions under the Deferred Compensation Plan on behalf of each participant in an amount equal to 100% of the amount deferred up to the first six percent (6%) of the excess, if any, of a participant's "qualified compensation," as defined under our Deferred Compensation Plan, over the compensation limit applicable under Section 401(a)(17) of the Internal Revenue Code. Both the participant deferrals and matching contributions are fully vested at all times. In addition, each year we make retirement contributions under our Deferred Compensation Plan in an amount equal to the amount it makes under our Retirement Savings Plan. These retirement contributions become vested under our Deferred Compensation Plan after three years of service. Our Deferred

Compensation Plan is funded by means of a rabbi trust to allow participants to make investment choices similar to those available under our Retirement Savings Plan.

Participants are not permitted to make withdrawals from our Deferred Compensation Plan prior to their termination of employment. Upon a participant's termination of employment, the participant's vested benefits may, at the option of the participant, be distributed in a single lump-sum payment or in annual installments between two and five years. If the participant is a "Specified Employee" as defined in our Deferred Compensation Plan, however, payment of his or her lump-sum or first installment will be delayed for six months.

The following table discloses contributions, earnings, withdrawals or distributions and balances of each of our CEO, Chief Financial Officer and the three other NEOs under our Nonqualified Deferred Compensation Plan during 2013. The amounts set out in this table are included in payments reported in the Summary Compensation Table.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings/Losses in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2013 ($)(1)
Jack B. Moore	193,966	237,009	231,647	0	2,339,030
Charles M. Sledge	59,545	85,805	184,452	0	1,207,883
John D. Carne	82,425	114,894	296,303	0	1,924,479
William C. Lemmer	100,870	69,903	503,685	0	2,438,117
James E. Wright	42,381	55,406	55,869	0	632,057

(1)
These amounts are composed of retirement contributions and match contributions earned under our Nonqualified Deferred
Compensation Plan during 2013:

Name	Company Retirement Contributions to NQ DC Plan ($)	Company Match Contributions to NQ DC Plan ($)
Jack B. Moore	79,003	158,006
Charles M. Sledge	28,602	57,204
John D. Carne	38,298	76,596
William C. Lemmer	23,301	46,602
James E. Wright	18,469	36,938

  2014 Proxy Statement       55

EXECUTIVE COMPENSATION

 Potential Payments upon Termination or Change in Control

The following describes potential payments that would be made to our NEOs under our plans and arrangements in the event of termination or a change in control.

Resignation or Retirement

Our executive officers, as well as our more highly compensated employees, will be entitled to payment of their account balances under both our 401(k) Plan, as well as our Nonqualified Deferred Compensation Plan, following termination for any reason. These plans are more fully described in the CD&A under the caption "Benefits and Retirement Programs" on page 46 of this Proxy Statement, and the balances of the NEOs in our nonqualified plans are set out in the "Nonqualified Deferred Compensation" table on page 55. Our executive officers, as well as any other employees with an outstanding award under our Equity Incentive Plan, if 60 years of age or older, are entitled following termination for any reason other than cause, unless they violate the one-year non-compete provision in our award agreements, to continued vesting of RSUs and PRSUs and to an extended exercisability period for stock options, and, if 65 years of age or older, to continued vesting of stock options as well as RSUs and PRSUs and to exercisability during the full life of their stock options. This plan is described in detail in the CD&A under the caption "Long-Term Incentives" beginning on page 45 of this Proxy Statement.

We do not have a supplemental executive retirement plan, or SERP, nor do we provide any continuing perquisite or health care benefits.

Payments Under Executive Severance Policy

As discussed in the CD&A, we have an Executive Severance Policy under which all of the NEOs would be entitled to 12 months' salary continuation were they to be terminated by us for reasons other than cause, death, disability or retirement. They would also be entitled to a pro-rata portion of any annual incentive award earned during the year of termination. The following are the payments that would have been made to the NEOs if their employment had been involuntarily terminated on December 31, 2013.

Name	Salary Continuation ($)	Earned MICP ($)	Total ($)
Jack B. Moore	1,125,000	644,288	1,769,288
Charles M. Sledge	630,000	246,012	876,012
John D. Carne	730,000	656,193	1,386,193
William C. Lemmer	540,000	269,265	809,265
James E. Wright	453,000	272,022	725,022

Payment Upon Change in Control with Continued Employment

In the event of a change in control that did not result in termination, recipients of awards under our long-term incentive plan made prior to those approved in October 2012 would be entitled to the accelerated vesting of stock options, RSUs and PRSUs pursuant to the terms of their award agreements. Awards approved in October 2012 and 2013 are subject to a "double trigger." The intent of the Committee is to have all awards from October 2012 forward be subject to a "double trigger" and the definition of change in control in the award agreements is the same as the definition of change in control in our change-in-control agreements, a discussion of which can be found in the next section on page 57, except that a change in control resulting from a merger or consolidation as defined in part (iii) of the definition would not occur unless our stockholders immediately prior to the transaction own less than 50% of the outstanding voting securities of the surviving or resulting corporation or entity immediately after the transaction.

 56       2014 Proxy Statement

EXECUTIVE COMPENSATION

The following table sets out the value of acceleration, on December 31, 2013, that would occur in the event of a change in control under the terms of our long-term incentive awards.

Name	Stock Options ($)(1)
Jack B. Moore	488,878
Charles M. Sledge	152,768
John D. Carne	168,047
William C. Lemmer	137,498
James E. Wright	106,941

(1)
The value of these awards shown is their intrinsic value, which is the regular in-the-money value of unvested awards, based on our December 31, 2013, closing share price of $59.53.

(2)
The value of these awards shown is their face value, which is the current fair market value of unvested restricted stock units, based on our December 31, 2013, closing share price of $59.53 on the NYSE.

Payments Upon Termination in Conjunction with Change in Control

As discussed in the CD&A, we have change-in-control agreements with Messrs. Moore, Sledge, Carne, Lemmer and Wright, as well as with 16 other executive officers. The change-in-control agreements entitle the executive, if the executive is discharged without "cause" or resigns for "good reason" in conjunction with or within two years of a "change in control," to a payment equal to, in the case of the NEOs but not in the case of certain other executive officers, three times the sum of: (i) base salary; (ii) the higher of the officer's target annual incentive award for the year of termination or highest such award earned by the officer during any of the past three years; and (iii) the value of annual benefits and perquisites. Our long-term incentive plan entitles the executive to accelerated vesting of options and, in the event of a tender offer, the right to tender his or her shares of Common Stock to us, including those acquired by the exercise of stock options following an accelerated vesting, in proportion to the total number of shares actually tendered and at the tender offer price or fair market value of any exchanged security. The change-in-control agreements entered into prior to 2009 provided that, if any payments made under the agreement would cause the applicable executive to be subject to an excise tax because the payment is a "parachute payment" (as defined in the Internal Revenue Code), then we will pay the executive an excise tax premium in a sufficient amount to make the executive whole with respect to any additional tax that would not have been payable but for the excise tax provision. Although we had agreed to provide a "tax gross-up" in pre-2009 agreements because we determined the appropriateness of the amount of the severance payment to be received by the terminated executive net of any special or additional excise taxes, the Compensation Committee has discontinued this feature for any agreements entered into since 2009.

"Cause" means (i) a conviction by a court of competent jurisdiction, from which no further appeal can be taken, of a felony grade crime involving moral turpitude, or (ii) a willful failure to perform substantially one's duties with our company (other than a failure due to physical or mental illness) which is materially and demonstrably injurious to us. No act or failure to act will be considered "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that the action or omission was in, or not opposed to, our best interests.

"Good reason" for termination includes any of the following events that occur without the executive officer's consent: a change in status, title(s) or position(s) as an officer of our company that is not a promotion; a reduction in base salary; termination of participation in an ongoing compensation plan; relocation; failure of a successor of our company to assume the objectives under the agreement; termination by us other than for cause; prohibition from engaging in outside activities permitted by the agreement; or any continuing material default by us in the performance of our obligations under the agreement.

A "change in control" of our company will occur, for purposes of these agreements, if (i) any person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of our securities representing 20% or more of the combined voting power of our outstanding voting securities, other than through the purchase of voting securities directly from us through a private placement; (ii) the current members of the Board, or subsequent members approved by two-thirds of the current members, no longer comprise a majority of the Board; (iii) our company is merged or consolidated with another corporation or entity and our stockholders own less than 70% of the outstanding voting securities of the surviving or resulting corporation or entity; (iv) our company is merged or consolidated with another corporation or entity and the consideration paid is part or all cash equivalent in value equal to 31% or more of our outstanding voting securities; (v) a tender offer or exchange offer is made and consummated by a person other than our company for the ownership of 20% or more of our voting securities; or (vi) there has been a disposition of all or substantially all of our assets.

The following table sets out the payments that would be made in the event any of the NEOs had been terminated on December 31, 2013, as a result of a change in control of our company, for reasons other than cause, death, disability or

  2014 Proxy Statement       57

EXECUTIVE COMPENSATION

retirement, or if the officer terminated for "good reason," based on the assumptions set out below.

			Accelerated Vesting of Outstanding Awards
Name	Cash Severance Payment ($)	Benefits/ Perquisites ($)(1)	Stock Options ($)(2)	Restricted Share Units ($)(3)	Performance Stock Units ($)(4)	Excise Tax Gross-Up Payment ($)	Total ($)
Jack B. Moore	8,865,284	86,677	867,652	4,112,749	5,767,802	0	$19,700,164
Charles M. Sledge	3,662,682	84,344	282,969	1,542,363	1,886,803	0	$7,459,161
John D. Carne	4,617,315	73,360	298,247	1,006,474	1,982,587	0	$7,977,983
William C. Lemmer	3,110,106	35,559	238,108	1,313,529	1,579,748	0	$6,277,050
James E. Wright	2,625,375	73,037	186,835	885,806	1,240,546	0	$5,011,599

(1)
Value of benefits/perquisite continuation would be paid out in cash at time of termination.

(2)
Intrinsic value of unvested options based on 12/31/13 closing share price of $59.53.

(3)
Value of unvested restricted stock units based on 12/31/13 closing share price.

(4)
Value of unearned PRSUs (assuming paid out at 100% of target) based on 12/31/13 closing share price.

Assumptions:

(1)
Change in control assumed to have occurred 12/31/13.

(2)
All executives terminated on change in control date.

(3)
Share price on date of change in control equal to 12/31/13 closing price of $59.53.

(4)
Base amount calculations based on taxable income for years 2008-2012 and annualized for the year in which executive commenced employment or was first subject to U.S. federal income tax.

(5)
All executives subject to maximum federal (39.5%), Medicare (1.45% up to $200,000 in income; 2.35% thereafter) and excise taxes (20%) for a total effective tax rate of 61.85%.

(6)
PRSUs granted on 1/1/13 assumed to have been paid out at 100% of target upon changed in control.

(7)
All unvested stock options and RSUs vested upon change in control and termination.

(8)
Parachute value attributable to unvested stock options for calculation of excise tax gross-up calculated using a Black-Scholes model with following inputs:

  a)
  actual exercise price of each option

  b)
  fair value of $59.53 per share

  c)
  volatility of 30%

  d)
  expected term of 2.5 years

  e)
  risk-free rate of 0.78%

(9)
Any bonuses paid for 2013 performance are considered to have been earned for services rendered, and not considered parachute payments for calculation of excise tax gross-up.

(10)
Salary for purposes of severance calculation assumed to be equal to annual rates effective 12/31/13.

 58       2014 Proxy Statement

Other Business & Additional Information

The Board does not know of any business that will properly come before the Meeting other than the proposals above. If any other business should properly come before the Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, and persons who own more than ten percent of our Common Stock, to file with the SEC and the NYSE initial reports of beneficial ownership on Form 3 and changes in such ownership on Forms 4 and 5. Based on our review of the copies of such reports, or written representations made to us by certain reporting persons, (1) Form 5s for 2013 were required to be filed for Peter J. Fluor, Charles M. Sledge, and Christopher A Krummel to report transactions pursuant to non-qualified excess benefit plans that should have been reported on Form 4; (2) Mr. Lemmer filed a Form 4 reporting an option exercise on February 14, 2013 that was due on February 8, 2013; and (3) we believe that during 2013, our other directors, executive officers and stockholders with holdings greater than ten percent complied with all applicable Section 16(a) filing requirements.

Stockholder Proposals and Nominations for the 2015 Annual Meeting

In order for a stockholder to be eligible to submit a proposal or nomination to our 2015 annual meeting of stockholders, the stockholder must be a stockholder of record both when submitting the proposal or nomination and on the record date for that meeting.

If a stockholder wishes to submit a proposal for possible inclusion in our proxy statement and form of proxy for our 2015 annual meeting of stockholders, the notice must be in proper form and received at our principal executive offices no later than 5:30 p.m. CST on December 1, 2014. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act and the related rules and regulations of the SEC. If a stockholder wishes to submit a proposal at the 2015 annual meeting other than for inclusion in our proxy statement and form of proxy for the 2015 annual meeting of stockholders, according to our Bylaws, the notice must be in proper form and received by our Corporate Secretary at our principal executive offices no earlier than February 15, 2015, and no later than March 17, 2015.

To be in proper written form, a stockholder's notice of a proposal must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) a description of the full economic interest of such stockholder in our company which would include, but is not limited to, the class or series and number of shares of capital stock of our company which are owned beneficially and of record by such stockholder, and whether such interest is subject to or the result of any short position, synthetic swap, or forward shares, (iv) an undertaking to provide an update on the information regarding economic interest required by the preceding part as of 10 days prior to the meeting and no later than 7 days prior to the meeting, (v) a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of the stockholder in such business, and (vi) an acknowledgement that such stockholder must appear in person at the annual meeting in order to bring such business before the meeting.

If a stockholder wishes to submit a director nomination to the Nominating and Governance Committee for consideration as a Cameron director nominee, the stockholder should follow the procedures set out under the caption "Director Selection Process," on page 8 of this Proxy Statement. If a stockholder wishes to submit a director nomination to the stockholders in opposition to our company's director nominees for inclusion in our proxy statement and form of proxy for the 2015 annual meeting of stockholders, the notice must be in proper form and received at our company's principal executive offices no later than 5:30 p.m. CST on December 1, 2014. If a stockholder wishes to submit such a nomination at the 2015 annual meeting other than for inclusion in our proxy statement and form of proxy for the 2016 annual meeting, according to our Bylaws, the notice must be in proper form and be received by the Corporate Secretary of Cameron at its principal executive offices no earlier than February 15 and no later than March 17, 2015.

To be in proper written form, a stockholder's notice of a director nomination must set forth (a) as to each person whom the stockholder proposes to nominate for election as a

  2014 Proxy Statement       59

OTHER BUSINESS & ADDITIONAL INFORMATION

director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of our company which are owned beneficially and of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder, (ii) a description of the full economic interest of such stockholder in our company which would include, but is not limited to, the class or series and number of shares of capital stock of our company which are owned beneficially and of record by such stockholder, and whether such interest is subject to or the result of any short position, synthetic swap, or forward shares, (iii) an undertaking to provide an update on the information regarding economic interest required by the preceding part as of 10 days prior to the meeting and no later than 7 days prior to the meeting, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (v) an acknowledgement that such stockholder must appear in person at the annual meeting in order to nominate the persons named in its notice, and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the related rules and regulations of the SEC. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Solicitation of Proxies

Our company has provided proxy materials to banks, brokers, and other financial fiduciaries and requested that such materials be promptly forwarded to the beneficial owners of Common Stock. Cameron has retained AST Phoenix Advisors to assist with the solicitation of proxies for a fee not to exceed $9,000, plus reimbursement for out-of-pocket expenses. In addition, solicitation of proxies may be made by our directors, officers or employees for no additional compensation. The cost of soliciting proxies and related services will be borne by us.

Electronic Delivery of Proxy Statement and Annual Report

Stockholders who received printed copies of the proxy materials can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save Cameron the cost of producing and mailing these documents, reduce the amount of mail you receive and help preserve environmental resources.

You may sign up for this option by:

•
following the instructions provided on your proxy card; or

•
following the instructions provided when you vote over the Internet.

If you choose to view future proxy statements and annual reports over the Internet and you are a street-name stockholder as of the applicable record date, you will receive an email message next year containing the Internet address to use to access Cameron's proxy statement and annual report. The email also will include instructions for voting over the Internet. You will have the opportunity to opt out at any time by following the instructions on www.icsdelivery.com. You do not have to re-elect Internet access each year.

Householding of Annual Meeting Materials

In accordance with notices previously sent to many of the street-name stockholders who share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as "householding," is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or the accompanying annual report to stockholders may request a copy by contacting the bank, broker or other holder of record or by contacting us by telephone at 713-513-3300 or by mail at 1333 West Loop South, Suite 1700, Houston Texas 77027. We will deliver promptly upon written or oral request a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the proxy statement and annual report was delivered. Street-name stockholders who are currently receiving householded materials may revoke their consent, and street-name stockholders who are not currently receiving householded materials may request householding of our future materials, by contacting Automatic Data Processing, Inc., either by calling toll free at 1-800-542-1061

 60       2014 Proxy Statement

OTHER BUSINESS & ADDITIONAL INFORMATION

or by writing to Broadridge, Householding Department, at the return address noted on your voter instruction card. If you revoke your consent you will be removed from the "householding" program within 30 days of Broadridge's receipt of your revocation, and each stockholder at your address will receive individual copies of our future materials.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

Stockholder List

A list of stockholders of record will be available for examination at our corporate headquarters during normal business hours for a period of ten days prior to the Meeting.

ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K

We are mailing our 2013 Annual Report to Stockholders who elected to receive a printed copy of this Proxy Statement. Additional copies of Cameron's Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2013, are available without charge from our Investor Relations Department, 1333 West Loop South, Suite 1700, Houston, Texas 77027, 713-513-3300.

Our SEC filings, including our 2013 Annual Report on Form 10-K, are available online, at no charge, at www.c-a-m.com, Investor Relations, SEC filings, or through the Securities and Exchange Commission's Web site at www.sec.gov.

By Order of the Board of Directors,
Grace B. Holmes Vice President, Corporate Secretary & Chief Governance Officer

  2014 Proxy Statement       61

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the three voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Daylight Time, on May 16, 2014.

Vote by QR Code • Scan the QR code with your smartphone Vote by Internet • Log on to the Internet and go to www.envisionreports.com/CAM • Follow the steps outlined on the secure website
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals — The Board recommends a vote FOR Proposals 1 through 3.

1. To elect seven director nominees to our Board of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - H. Paulett Eberhart	☐	☐	☐	02 - Peter J. Fluor	☐	☐	☐	03 - James T. Hackett	☐	☐	☐

04 - Jack B. Moore	☐	☐	☐	05 - Michael E. Patrick	☐	☐	☐	06 - Jon Erik Reinhardsen	☐	☐	☐

07 - Bruce W. Wilkinson	☐	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accountants for 2014.	☐	☐	☐	3. To approve, on an advisory basis, our 2013 executive compensation.	☐	☐	☐

B  Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give  full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/	/

01TA9C

Cameron International Corporation

2014 Annual Meeting of Stockholders
10:00 a.m. CDT

May 16, 2014

Cameron’s Corporate Headquarters
1333 West Loop South, Suite 1700
Houston, Texas 77027

Agenda

•  Call to order

•  Election of Directors

•  Ratification of Appointment of Independent Registered Public Accountants for 2014

•  Approval, on an Advisory Basis, of our 2013 Executive Compensation

This is your proxy.  Your vote is important.  It is also important that your shares are represented at this meeting, whether or not you attend the meeting in person.  To make sure your shares are represented, we urge you to complete and mail the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on Friday, May 16, 2014. The Proxy Statement and Annual Report to Stockholders are available at www.envisionreports.com/CAM.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Cameron International Corporation

Proxy for 2014 Annual Meeting of Stockholders

Solicited on Behalf of the Board of Directors - May 16, 2014

The undersigned stockholder(s) of Cameron International Corporation (“Cameron”) appoints each of Jack B. Moore and Grace B. Holmes proxy, with full power of substitution, to vote all shares of stock which the stockholder(s) would be entitled to vote if present at the Annual Meeting of Stockholders of Cameron on Friday, May 16, 2014, at 10:00 a.m. CDT at Cameron’s corporate headquarters, 1333 West Loop South, Suite 1700, Houston, Texas, and at any adjournment thereof, with all powers the stockholder(s) would possess, if present. The stockholder(s) hereby revokes any and all proxies previously given with respect to such meeting.

This proxy will be voted as specified on the reverse side, but if no specification is made, it will be voted:  FOR the election of each nominee for director (H. Paulett Eberhart, Peter J. Fluor, James T. Hackett, Jack B. Moore, Michael E. Patrick, Jon Erik Reinhardsen, and Bruce W. Wilkinson); FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for 2014; FOR approval, on an advisory basis, of our 2013 executive compensation; and in the discretion of the proxy on other matters as may properly come before the Meeting or any adjournment thereof.

This card also constitutes voting instructions for any shares held for the stockholder in the Cameron Retirement Savings Plan and Cameron-sponsored Individual Account Retirement Plans, as described in the Notice of Meeting and Proxy Statement.

(Please sign and date on the reverse side.)